PROSPECTUS

                                 PRIVACY NOTICE

                             JULIUS BAER INVESTMENT
                                      FUNDS








                      JULIUS BAER INTERNATIONAL EQUITY FUND
                       JULIUS BAER TOTAL RETURN BOND FUND
                     JULIUS BAER GLOBAL HIGH YIELD BOND FUND



                   FEBRUARY 29, 2004, AS REVISED JULY 19, 2004




NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED ANY FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                      NOTICE OF PRIVACY POLICY & PRACTICES

Julius Baer Investment Funds (the "Funds") recognizes and respects your right to privacy.(1) We are providing this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the Funds.

COLLECTION OF CUSTOMER INFORMATION We collect nonpublic personal information about our customers from the following sources:

     o Account Applications and other forms, and correspondence (written, telephonic or electronic) with the Funds or service providers to the Funds. Information gathered from these sources may include a customer's name, address, social security number, and information about a customer's investment goals and risk tolerance;

     o Account History, including information about the transactions and balances in a customer's accounts.

DISCLOSURE OF CUSTOMER INFORMATION We may disclose all of the information described above to certain third parties who are not affiliated with the Funds under one or more of these circumstances:

     o As Authorized - if you request or authorized the disclosure of the information.

     o As Permitted by Law - for example, sharing information with companies who maintain or service customers accounts for the Funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts; and

     o Under Joint Agreements - we may also share the information described above with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

SECURITY OF CUSTOMER INFORMATION We require service providers to the Funds:

     o To maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the Funds; and

     o To maintain physical, electronic and procedural safeguards that comply with federal standards to guard non-public personal information of customers of the Funds.

When information about the Funds' customers is disclosed to nonaffiliated third parties, we require that the third party maintain the confidentiality of the information disclosed and limit the use of information by the third party solely to the purposes for which the information is disclosed or as otherwise permitted by law. Access to information about our customers is limited to those employees who need to know that information to service your account or to carry out the purpose for which the information is disclosed.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the Funds.

----------

(1) For purposes of this notice, the terms "customer" or "customers" includes shareholders of the Funds and individuals who provide nonpublic personal information to the Funds, but do not invest in the Funds' shares

                                    CONTENTS

                                                              THE FUNDS                          PAGE
                                                                                                 ----
WHAT EVERY INVESTOR                                      JULIUS BAER INVESTMENT FUNDS
SHOULD KNOW ABOUT                                        RISK/RETURN SUMMARIES                      3
THE FUNDS                                                     Introduction                          3
                                                              International Equity Fund             4
                                                               Goal                                 4
                                                               Strategies                           4
                                                               Key Risks                            4
                                                               Performance                          6
                                                               Fees and Expenses                    7
                                                              Total Return Bond Fund                9
                                                               Goal                                 9
                                                               Strategies                           9
                                                               Key Risks                            9
                                                               Performance                         10
                                                               Fees and Expenses                   11
                                                             Global High Yield Bond Fund           13
                                                               Goal                                13
                                                               Strategies                          13
                                                               Key Risks                           13
                                                               Performance                         14
                                                               Fees and Expenses                   15
                                                           INVESTMENT STRATEGIES AND RISKS         17
                                                                International Equity Fund          17
                                                                Total Return Bond Fund             19
                                                                Global High Yield Bond Fund        21
                                                                General                            22
                                                         THE FUNDS' MANAGEMENT                     24

INFORMATION FOR                                 YOUR INVESTMENT
MANAGING YOUR                                            INVESTING IN THE FUNDS                    25
FUND ACCOUNT                                                   Pricing of Fund Shares              25
                                                               Purchasing Your Shares              26
                                                            Exchanging Your Shares                 30
                                                               Redeeming Your Shares               31
                                                               Distribution and Shareholder
                                                               Servicing Plan-Class A Shares       33
                                                         DISTRIBUTIONS AND TAXES                   34
                                                               Distributions                       34
                                                               Tax Information                     34

                                                                 FINANCIAL HIGHLIGHTS              35

WHERE TO FIND MORE INFORMATION                  FOR MORE INFORMATION
ABOUT JULIUS BAER INVESTMENT FUNDS                    BACK COVER

JULIUS BAER INVESTMENT FUNDS

                              RISK/RETURN SUMMARIES

INTRODUCTION

Julius Baer Investment Funds (the "Trust") currently offers three funds: Julius Baer International Equity Fund ("International Equity Fund"), Julius Baer Total Return Bond Fund (formerly, Julius Baer Global Income Fund) ("Total Return Bond Fund") and Julius Baer Global High Yield Bond Fund ("High Yield Bond Fund") (each a "Fund" and together, the "Funds"). Each Fund has a different investment goal and risk level. Each Fund currently offers two separate classes of shares:
Class A shares and Class I shares. Julius Baer Investment Management LLC (formerly, Julius Baer Investment Management, Inc.) (the "Adviser") is the investment adviser to the Funds.

INVESTMENTS, RISKS, PERFORMANCE AND FEES

The following information is only a summary of important information that you should know about each Fund. More detailed information is included elsewhere in this Prospectus and in the Statement of Additional Information (the "SAI"), which should be read in addition to this summary.

As with any mutual fund, there is no guarantee that any Fund will achieve its goal. Each Fund's share price will fluctuate and you may lose money on your investment.

AN INVESTMENT IN ANY FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                            INTERNATIONAL EQUITY FUND

INVESTMENT GOAL

The International Equity Fund seeks long term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its goal by investing in a wide variety of international equity securities issued throughout the world, normally excluding the U.S. The Adviser manages the Fund as a core international equity product and is not constrained by a particular investment style. It may invest in "growth" or "value" securities. The Adviser chooses securities in industries and companies it believes are experiencing favorable demand for their products or services. The Adviser considers companies with above average earnings potential, companies that are dominant within their industry, companies within industries that are undergoing dramatic change and companies that are market leaders in developing industries. Other considerations include expected levels of inflation, government policies or actions, currency relationships and prospects for economic growth in a country or region.

In selecting investments for the Fund, the portfolio managers focus on securities located in at least five different countries, although the Fund may at times invest all of its assets in fewer than five countries. The Fund will normally invest at least 65% of its total assets in no fewer than three different countries outside the U.S. The Fund may invest a portion of its assets in securities of issuers located in developing countries, often referred to as emerging markets. It presently does not anticipate investing more than 25% of its total assets in such securities.

Ordinarily, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in international equity securities. The Fund may also invest in debt securities of U.S. or foreign issuers, including (up to 10%) high risk and high yield, non-investment grade instruments commonly known as junk bonds. The Fund may use futures and swaps, which are types of derivatives, to increase total return.

THE KEY RISKS

You could lose money on your investment in the Fund, or the Fund could return less than other investments. Some of the main risks of investing in the Fund are listed below:

   o Stock Market Risk: the possibility that the Fund's investments in equity securities will lose value because of declines in the stock market, regardless of how well the companies in which the Fund invests perform. This risk also includes the risk that the stock price of one or more of the companies in the Fund's portfolio will fall, or fail to increase. A company's stock performance can be adversely affected by many factors, including general financial market conditions and specific factors related to a particular company or industry. This risk is generally increased for companies in developing industries, which tend to be more vulnerable to adverse developments.

   o Foreign Investment Risk: the possibility that the Fund's investments in foreign securities will lose value because of currency exchange rate fluctuations, price volatility that may exceed the volatility of U.S. securities, uncertain political conditions, lack of timely and reliable financial information and other factors. These risks are increased for investments in emerging markets. For example, political and economic structures in these less developed countries may be new and changing rapidly, which may cause instability. These securities markets may be less developed. These countries are also more likely to experience high levels of inflation, devaluation or currency devaluations, which could hurt their economic and securities markets.

   o Derivatives Risk: the possibility that the Fund will suffer a loss from its use of futures and swaps, which are forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument.

   o Interest Rate Risk: the possibility that the Fund's investments in fixed-income securities will lose value because of increases in interest rates.

   o Credit Risk: the possibility that an issuer will fail to repay interest and principal in a timely manner, reducing the Fund's return.

       o BELOW INVESTMENT GRADE SECURITIES RISK: Credit risk is particularly significant for debt securities that are rated below investment grade. These debt securities are predominately speculative with respect to the issuer's continuing ability to pay interest or principal. Lower grade securities have less liquidity and higher incidence of default than higher-grade securities.

       o Income Risk: the possibility that falling interest rates will cause the Fund's income to decline if the Fund reinvests its assets at the lower rate. Income risk is generally higher for short-term bonds.

       o Bond Market Risk: the possibility that the Fund's investments in fixed income securities will lose value because of declines in the bond market. The prices of fixed income securities respond to a variety of economic factors, particularly interest rate changes, as well as to perceptions about the creditworthiness of both corporate and government issuers. Generally, fixed income securities will decrease in value if interest rates rise and will increase if interest rates decline. Longer-term securities are generally more volatile, so that the average maturity or duration of these securities affects risk. The Fund is also subject to the risk that the Fund's holdings may underperform other segments of the fixed income markets or the fixed income markets as a whole. To the extent that the Fund purchases securities with the intent of capital appreciation, the Fund's market risk may be enhanced, but other risks such as interest rate and income risk generally will be reduced.

Further information about these risks is provided in the section, GENERAL STRATEGIES APPLICABLE TO THE FUNDS-RISKS OF INVESTING IN THE FUNDS.

THE FUND'S PERFORMANCE

  The bar chart shown below indicates the risks of investing in the International Equity Fund by showing changes in the performance of the Fund's Class A shares from year to year for the last ten calendar years. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

                        INTERNATIONAL EQUITY FUND CLASS A

             [Data below represents bar chart in the printed piece]

  1994       1995         1996         1997         1998        1999        2000        2001        2002       2003
  ----       ----         ----         ----         ----        ----        ----        ----        ----       ----
(33.58)%    (0.19)%      17.66%       15.33%       27.07%       76.58%     (8.02)%    (18.93)%     (3.59)%    35.92%

                                  CALENDAR YEAR

During the periods shown in the bar chart, the highest quarterly return was 50.61% (for the quarter ended December 31, 1999) and the lowest quarterly return was (22.49)% (for the quarter ended March 31, 1994).

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2003)

The table below shows the Fund's average annual returns and the change in the value of the Morgan Stanley Capital International(SM) Europe Australia and Far East Index (MSCI(R) EAFE(R) Index) over various periods ended December 31, 2003. For the Class A shares, the periods shown are the one- five- and ten-year periods ended December 31, 2003. For the Class I shares, the periods shown are the one-year and since inception periods ended December 31, 2003. The MSCI EAFE Index is an unmanaged index that measures stock performance in Europe, Australia and the Far East. The index information is intended to permit you to compare the Fund's performance to a broad measure of market performance. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for Class I shares will differ. Past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

                                                     ONE YEAR+        FIVE YEARS+       TEN YEARS (OR SINCE INCEPTION) +
                                                     ---------        -----------       --------------------------------
INTERNATIONAL EQUITY FUND - CLASS A
Return Before Taxes                                     35.92%            11.53%               7.03%
Return After Taxes on Distributions                     35.60%            10.79%               6.58%
Return After Taxes on Distributions and Sale of         23.61%             9.63%               5.94%
         Fund Shares
INTERNATIONAL EQUITY FUND - CLASS I
Return Before Taxes                                     36.46%              N/A                5.62%*

MSCI EAFE Index                                         38.59%            (0.05)%              4.47%
         Since inception of Class I                                                           (2.90)%

+ The Fund's average annual total return figures for the one year, five year and ten year/since inception periods above are net of fee waivers, which are no longer in effect, and/or certain expense offset arrangements. The Fund's average annual total return figures without fee waivers and expense offset arrangements would have been lower.

*Inception date for Class I shares is November 17, 1999.

THE FUND'S FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                       CLASS A SHARES      CLASS I SHARES
Redemption Fee(1)
 (as a percentage of amount redeemed, if applicable)                 2.00%                 2.00%
ANNUAL FUND OPERATING EXPENSES - (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)                                      CLASS A SHARES      CLASS I SHARES
Management Fees                                                      0.90%                 0.90%
Distribution and/or Service (12b-1) Fees                             0.25%                 None
Other Expenses(2)                                                    0.22%                 0.18%
                                                                     -----                 -----
Total Annual Fund Operating Expenses(2)                              1.37%                 1.08%

   (1) If you purchase shares and then redeem those shares within 90 days, you will pay a redemption fee of 2% of the amount redeemed. The Fund may waive the redemption fee for certain accounts (see "Redemption Fee"). For all redemptions, if you sell shares and request your money by wire transfer, the Fund reserves the right to impose a $15.00 fee. Your bank may also charge you a fee for receiving wires.

   (2) Shows the Other Expenses as they would have been if certain expense offset arrangements had not been in effect. The Other Expenses for the fiscal year ended October 31, 2003 taking into consideration the expense offset arrangements were 0.16% and 0.12% for the Class A shares and Class I shares, respectively, and actual Total Annual Fund Operating Expenses were 1.31% and 1.02% for the Class A shares and Class I shares, respectively.

EXAMPLE OF EFFECT OF THE FUND'S OPERATING EXPENSES

The following example is intended to help you compare the cost of investing in the International Equity Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. While your return may vary, the example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual returns and expenses may be higher or lower, based on these assumptions your costs would be:

                                  CLASS A SHARES               CLASS I SHARES
                                  --------------               --------------

                 1 Year             $     139                     $    110
                 3 Years            $     434                     $    343
                 5 Years            $     750                     $    595
                10 Years            $   1,646                     $  1,317

                             TOTAL RETURN BOND FUND
                   (FORMERLY, JULIUS BAER GLOBAL INCOME FUND)

INVESTMENT GOAL

The Total Return Bond Fund seeks to provide total return, which consists of two components: (1) changes in the market value of the Fund's portfolio securities (both realized and unrealized appreciation/depreciation) and (2) income received from its portfolio securities.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its goal by investing in a non-diversified portfolio of fixed-income securities of issuers located throughout the world, including the U.S. Ordinarily, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in high quality fixed-income investments consisting of bonds, debentures, notes and mortgage-backed securities. The securities in which the Fund invests may be issued by governments, supranational entities or corporations.

The Adviser seeks to provide the appreciation component of total return by selecting debt securities at prices that will, in the Adviser's opinion, benefit from anticipated changes in economic and market conditions. The Adviser chooses individual investments based on many factors such as yield, duration, maturity, classification and quality. The Adviser also considers the local economy and political environment, expected movements in interest rates, the strength and relative value of a particular currency, and the supply of a type of security relative to expected demand.

The Adviser expects the Fund to have a duration of approximately four years, but the duration may vary based on the Adviser's interest rate expectations.
Duration measures the average life, in years, of a bond or fixed income portfolio's sensitivity to changes in interest rates.

The Fund will normally invest in the securities of issuers located in at least three different countries. The Fund will invest less than 40% of its total assets in any one country other than the U.S.

The Fund will invest less than 25% of its total assets in securities issued by:

o any one foreign government, its agencies, instrumentalities, or political subdivisions; and

o    supranational entities as a group.

THE KEY RISKS

You could lose money on your investment in the Fund, or the Fund could return less than other investments. Some of the main risks of investing in the Fund are listed below:

o Diversification Risk: the possibility that, as a non-diversified investment company, the Fund may invest a greater proportion of its assets in the obligations of a smaller number of issuers than a diversified fund and, as a result, may be subject to greater risk with respect to its portfolio securities.

o Interest Rate Risk: the possibility that the Fund's investments in fixed-income securities will lose value because of increases in interest rates.

o Credit Risk: the possibility that an issuer will fail to repay interest and principal in a timely manner, reducing the Fund's return. The Fund invests in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. Direct obligations of the U.S. Government, such as treasury bills, notes and bonds, are supported by its full faith and credit. Obligations issued by federal agencies and government-sponsored entities are not backed by the full faith and credit of the U.S. Treasury and may be supported only by the credit of the instrumentality or the right of the issuer to borrow from the U.S. Treasury.

o Income Risk: the possibility that falling interest rates will cause the Fund's income to decline if the Fund reinvests its assets at the lower rate. Income risk is generally higher for short-term bonds.

o Prepayment Risk: the possibility that the principal amount of the mortgages underlying the Fund's investments in mortgage-related securities may be repaid prior to the mortgage's maturity date. Such repayments are common when interest rates decline and may cause the Fund's income to decline.

o Bond Market Risk: the possibility that the Fund's investments in fixed income securities will lose value because of declines in the bond market. The prices of fixed income securities respond to a variety of economic factors, particularly interest rate changes, as well as to perceptions about the creditworthiness of both corporate and government issuers. Generally, fixed income securities will decrease in value if interest rates rise and will increase if interest rates decline. Longer-term securities are generally more volatile, so that the average maturity or duration of these securities affects risk. The Fund is also subject to the risk that the Fund's holdings may underperform other segments of the fixed income markets or the fixed income markets as a whole. To the extent that the Fund purchases securities with the intent of capital appreciation, the Fund's market risk may be enhanced, but other risks such as interest rate and income risk generally will be reduced.

o Foreign Investment Risk: the possibility that the Fund's investments in foreign securities will lose value because of currency exchange rate fluctuations, price volatility that may exceed the volatility of U.S. securities, uncertain political conditions, lack of timely and reliable financial information and other factors.

Further information about these risks is provided in the section, GENERAL STRATEGIES APPLICABLE TO THE FUNDS-RISKS OF INVESTING IN THE FUNDS.

THE FUND'S PERFORMANCE

       The bar chart shown below indicates the risks of investing in the Total Return Bond Fund. It shows changes in the performance of the Fund's Class A shares from year to year for the last ten calendar years. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

                             TOTAL RETURN BOND FUND - CLASS A

             [Data below represents bar chart in the printed piece]

   1994       1995        1996      1997       1998        1999       2000       2001       2002        2003
   ----       ----        ----      ----       ----        ----       ----       ----       ----        ----
  (6.61)%    19.15%       5.73%     2.83%      9.60%      (3.41)%     6.12%      5.94%     14.13%       9.72%

                                  CALENDAR YEAR

During the periods shown in the bar chart, the highest quarterly return was 6.98% (for the quarter ended March 31, 1995) and the lowest quarterly return was (3.63)% (for the quarter ended June 30, 1994).

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2003)

The table below shows the Fund's average annual returns and the change in the value of a benchmark index composed of 80% Merrill Lynch 1-10 Year U.S. Government/Corporate Index and 20% J.P. Morgan Global Government Bond (non-U.S.) Index over various time periods ended December 31, 2003. The JP Morgan Global Government Bond (non-U.S.) Index is an unmanaged index representative of the total return performance in US dollars on a hedged basis of major world bond markets excluding the United States. The U.S. Government Master Index tracks the performance of US dollar-denominated investment grade government and corporate public debt issues in the US domestic bond market, excluding collateralized products such as mortgage pass through and asset backed securities. For the Class A shares, the periods shown are the one- five- and ten-year periods ended December 31, 2003. For the Class I shares, the periods shown are the one-year and since inception periods ended December 31, 2003.The index information is intended to permit you to compare the Fund's performance to a broad measure of market performance. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for Class I shares will differ. Past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

                                                   ONE YEAR+         FIVE YEARS+        TEN YEARS (OR SINCE INCEPTION)+
                                                   ---------         -----------        -------------------------------
TOTAL RETURN BOND FUND-CLASS A
Return Before Taxes                                  9.72%              6.34%                 6.07%
Return After Taxes on Distributions                  8.00%              4.93%                 4.20%
Return After Taxes on Distributions and Sale of      6.51%              4.57%                 4.02%
         Fund Shares
TOTAL RETURN BOND FUND-CLASS I
Return Before Taxes                                  9.96%               N/A                  8.49%*

Merrill Lynch 1-10 Year U.S.
Government/Corporate Index                           4.22%               6.62%                6.64%
    Since inception of Class I shares                                                         7.88%

J.P. Morgan
Global Government Bond (non-U.S.) Index             18.63%              5.02%                 6.88%
     Since inception of Class I shares                                                        7.40%

80% Merrill Lynch 1-10 Year U.S.
Government/Corporate Index/20% J.P. Morgan
Global Government Bond (non-U.S.) Index              7.10%              6.51%                 7.33%
     Since inception of Class I shares                                                        7.76%

+ The Fund's average annual total return for the one year, five year, ten year and since inception periods above are net of fee waivers, which are no longer in effect, and/or certain expense offset arrangements. The Fund's average annual total return figures without fee waivers and expense offset arrangements would have been lower.

*Inception date for Class I shares is November 17, 1999.

THE FUND'S FEES AND EXPENSES

SHAREHOLDER FEES
 (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                           CLASS A SHARES         CLASS I SHARES
Redemption Fee(1) (as a percentage of amount redeemed, if applicable)     2.00%                 2.00%
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)                                           CLASS A SHARES         CLASS I SHARES
Management Fees                                                           0.65%                 0.65 %
Distribution and/or Service (12b-1) Fees                                  0.25%                 None
Other Expenses(2)                                                         0.26%                 0.25 %
                                                                          ------                ------
Total Annual Fund Operating Expenses(2)                                   1.16%                 0.90 %
                                                                          ======                =======

(1)If you purchase shares and then redeem those shares within 90 days, you will pay a redemption fee of 2% of the amount redeemed. The Fund may waive the redemption fee for certain accounts (see "Redemption Fee"). For all redemptions, if you sell shares and request your money by wire transfer, the Fund reserves the right to impose a $15.00 fee. Your bank may also charge you a fee for receiving wires.

(2)Shows the Other Expenses as they would have been if certain expense offset arrangements had not been in effect. The Other Expenses for the fiscal year ended October 31, 2003, taking into consideration the expense offset arrangements were 0.26% and 0.24% for the Class A shares and Class I shares, respectively, and Total Annual Fund Operating Expenses were 1.16% and 0.89% for the Class A shares and Class I shares, respectively.

EXAMPLE OF EFFECT OF THE FUND'S OPERATING EXPENSES

The following example is intended to help you compare the cost of investing in the Total Return Bond Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. While your return may vary, the example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

Although your actual returns and expenses may be higher or lower, based on these assumptions your costs would be:

                                    CLASS A SHARES           CLASS I SHARES
                                    --------------           --------------
                 1 Year                $   118                  $    92
                 3 Years               $   368                  $   287
                 5 Years               $   638                  $   498
                 10 Years              $ 1,409                  $ 1,108

                           GLOBAL HIGH YIELD BOND FUND

INVESTMENT GOAL

The Global High Yield Bond Fund seeks to maximize total return, principally through a high level of current income, and secondarily through capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its goal by normally investing at least 80% of its net assets (including borrowings for investment purposes) in a diversified portfolio of below investment grade, fixed income securities (commonly known as "junk bonds") of issues located throughout the world. These investments may include securities issued by domestic corporations and by corporations, banks, governments and supranational entities located outside the United States, including in emerging market countries. Normally, the Fund will invest at least 60% of its net assets in securities of U.S. issuers.

The Fund invests in securities of issuers that the Adviser believes exhibit stable to improving credit terms based on an approach to credit analysis that emphasizes industry characteristics and trends, company positioning, and management strategy.

The Fund may invest in a broad range of investment grade debt securities including fixed, variable and floating rate bonds, debentures, notes, and mortgage-backed and other asset-backed securities. These securities may be issued by corporations, banks, governments and supranational entities. The Fund may use options, forward contracts and swaps, which are types of derivatives, to increase total return.

THE KEY RISKS

You could lose money on your investment in the Fund, or the Fund could return less than other investments. The main risks of investing in the Fund are listed below.

   o Credit Risk: the possibility that an issuer will fail to make timely payments of interest or principal.

       o BELOW INVESTMENT GRADE SECURITIES RISK: Credit risk is particularly significant for debt securities that are rated below investment grade. These debt securities are predominately speculative with respect to the issuer's continuing ability to pay interest or principal. Lower grade securities have less liquidity and higher incidence of default than higher grade securities.

       o  GOVERNMENT  SPONSORED  ENTITIES  RISK: The Fund invests in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. Direct obligations of the U.S. Government, such as treasury bills, notes and bonds, are supported by its full faith and credit. Obligations issued by federal agencies and government-sponsored entities are not backed by the full faith and credit of the U.S. Treasury and may be supported only by the credit of the instrumentality or the right of the issuer to borrow from the U.S. Treasury.

   o Income Risk: the possibility that falling interest rates will cause the Fund's income to decline. Income risk is generally higher for short-term bonds.

   o Interest Rate Risk: the possibility that the market value of the debt securities will decline because of rising interest rates.

   o Bond Market Risk: the possibility that the Fund's investments in fixed income securities will lose value because of declines in the bond market. The prices of fixed income securities respond to a variety of economic factors, particularly interest rate changes, as well as to perceptions about the creditworthiness of both corporate and government issuers. Generally, fixed income securities will decrease in value if interest rates rise and will increase if interest rates decline. Longer-term securities are generally more volatile, so that the average maturity or duration of these securities affects risk. The Fund is also subject to the risk that the Fund's holdings may underperform other segments of the fixed income markets or the fixed income markets as a whole. To the extent that the Fund purchases securities with the intent of capital appreciation, the Fund's market risk may be enhanced, but other risks such as interest rate and income risk generally will be reduced.

   o Foreign Investment Risk: the possibility that the Fund's investments in foreign securities may lose value because of currency exchange rate fluctuations, price volatility that may exceed the volatility of U.S. securities, uncertain political conditions, lack of timely and reliable financial information and other factors. These risks are increased for investments in emerging markets. For example, political and economic structures in these less developed countries may be new and changing rapidly, which may cause instability. These securities markets may be less developed. These countries are also more likely to experience high levels of inflation, devaluation or currency devaluations, which could hurt their economic and securities markets.

   o Derivatives Risk: the possibility that the Fund will suffer a loss from its use of options, forward contracts and swaps, which are forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument.

Further information about these risks is provided in the section, GENERAL STRATEGIES APPLICABLE TO THE FUNDS-RISKS OF INVESTING IN THE FUNDS.

THE FUND'S PERFORMANCE

The bar chart below indicates the risks of investing in the Global High Yield Bond Fund. It shows the Fund's performance for the one calendar year since its inception. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

                       GLOBAL HIGH YIELD BOND FUND CLASS A

             [Data below represents bar chart in the printed piece]

             2003
             ----
            26.36%

                                 CALENDAR YEAR

During the period shown in the bar chart, the highest quarterly return was 9.73% (for the quarter ended June 30, 2003) and the lowest quarterly return was 2.56% (for the quarter ended September 30, 2003).

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2003)

The table below shows the Fund's average annual returns and the change in the value of the Merrill Lynch Global High Yield Constrained Index over different periods ended December 31, 2003. The Merrill Lynch Global High Yield Constrained Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade of foreign currency long term debt rating (based on a composite of Moody's Investor Service, Inc. and Standard & Poor's Rating Service). The Index includes bonds denominated in US dollars, Canadian Dollars, sterling euro (or euro legacy), but excludes all multi-currency denominated bonds. The index information is intended to permit you to compare the Fund's performance to a broad measure of market performance. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Average annual returns are shown only for Class A shares. Since the Class I shares commenced operations on January 30, 2003, Class I shares do not have a full year of operations. Therefore performance results for Class I have not been shown. Past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

                                                                ONE YEAR+        SINCE INCEPTION+*
                                                                ---------        -----------------
HIGH YIELD BOND FUND-CLASS A
Return Before Taxes                                               26.36%              25.40%
Return After Taxes on Distributions                               23.30%              22.46%
Return After Taxes on Distributions and Sale of                   16.95%              19.78%
         Fund Shares

Merrill Lynch Global High Yield Constrained Index                 30.62%              30.37%

+ The Fund's average annual total return for the one year and since inception periods above are net of expense reimbursements and/or certain expense offset arrangements. The Fund's average annual total return figures without fee waivers and expense offset arrangements would have been lower.

* Inception date is December 17, 2002.

THE FUND'S FEES AND EXPENSES

The table below describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                       CLASS A SHARES            CLASS I SHARES
Redemption Fee(1)
 (as a percentage of amount redeemed, if applicable)               2.00%                       2.00%
ANNUAL FUND OPERATING EXPENSES - (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)                                      CLASS A SHARES            CLASS I SHARES
Management Fees                                                      0.75%                       0.75%
Distribution and/or Service (12b-1) Fees                             0.25%                       None
Other Expenses                                                       0.95%                       0.66%
                                                                     -----                       -----
Total Annual Fund Operating Expenses                                 1.95%                       1.41%
Less Expense Reimbursement(2)                                       (0.70)%                     (0.41)%
                                                                     -------                     -------
Net Expenses                                                         1.25%                       1.00%
                                                                     =====                       =====

   (1) If you purchase shares and then redeem those shares within 90 days, you will pay a redemption fee of 2.00% of the amount redeemed. The Fund may waive the redemption fee for certain accounts (see "Redemption Fee"). For all redemptions, if you sell shares and request your money by wire transfer, the Fund reserves the right to impose a $15.00 fee. Your bank may also charge you a fee for receiving wires.

   (2) The Adviser has contractually agreed to reimburse certain expenses of the Fund through December 31, 2004, so that the net annual operating expenses of the Fund based on average net assets are limited to 1.25% and 1.00% of the Class A and Class I shares, respectively (the "Expense Limit"). This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The Fund has agreed to repay the Adviser for expenses reimbursed to the Fund provided that repayment does not cause the Fund's annual operating expenses to exceed the Expense Limit. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

EXAMPLE OF EFFECT OF THE FUND'S OPERATING EXPENSES

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. While your return may vary, the example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that the effect of the contractual expense limitation arrangement between the Adviser and the Fund is only taken into account for the period until December 31, 2004, as it will expire at that time unless renewed by the Adviser and the Fund.

Although your actual returns and expenses may be higher or lower, based on these assumptions your costs would be:

                                CLASS A SHARES         CLASS I SHARES
                                --------------         --------------

            1 Year                   $127                   $102
            3 Years                  $544                   $406
            5 Years                  $987                   $732
          10 Years                   $2,218                 $1,655

                         INVESTMENT STRATEGIES AND RISKS

The Funds' principal investment strategies and risks are summarized above in the section entitled RISK/RETURN SUMMARY. A more complete description of the Fund's investments and strategies and their associated risks is provided below and in the SAI. The Fund may also invest in other securities and is subject to further restrictions and risks that are described in the SAI.

                            INTERNATIONAL EQUITY FUND

 THE FUND'S INVESTMENT GOAL

The International Equity Fund seeks long term growth of capital.

THE FUND'S INVESTMENT STRATEGIES

The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks, convertible securities and preferred stocks of foreign issuers of all sizes. The Fund will not normally invest in the securities of U.S. issuers. In addition to the strategies discussed earlier, the Fund may also engage in some or all of the strategies discussed here or in the SAI.

The Fund intends to invest in securities denominated in the currencies of a variety of countries. The Fund may also invest in securities denominated in multinational currencies such as European Currency Units and the Euro. In an effort to protect the Fund against a decline in the value of portfolio securities, in U.S. dollars terms, due to fluctuations in currency exchange rates, the Adviser may enter into currency hedges that may decrease or offset any losses from such fluctuations.

The Fund may invest up to 10% of its total assets in equity warrants and interest rate warrants. Equity warrants give the Fund the right to buy newly issued securities of a company at a fixed price. Interest rate warrants give the Fund the right to buy or sell a specific bond issue or interest rate index at a set price.

The Fund may invest in American Depository Receipts               DEPOSITORY RECEIPTS:
(ADRs), Global Depository Receipts (GDRs) and European            Receipts, typically issued by a bank or trust company,
Depository Receipts (EDRs) issued by sponsored or                 representing the ownership of underlying securities
unsponsored facilities. ADRs are usually issued by a U.S. bank    that are issued by a foreign company and held by the
trust or trust company and traded on a U.S.                       bank or trust company.
exchange. GDRs may be issued by institutions located
anywhere in the world and traded in any securities
market. EDRs are issued in Europe and used in bearer
form in European markets.


Most of the purchases and sales made by the Fund will be made in the primary trading market for the particular security. The primary market is usually in the country in which the issuer has its main office. The Fund has a bias toward large capitalization companies and will generally invest in large and well-established companies. However, it may also invest in smaller, emerging growth companies.

When the Fund invests in fixed-income securities it will limit such investments to securities of U.S. companies, the U.S. Government, foreign governments, U.S. and foreign governmental entities and supranational organizations. When the Fund invests in such fixed-income securities it may earn increased investment income (which would subject shareholders to tax liability when distributed) and the Fund would be foregoing market advances or declines to the extent it is not invested in equity markets.

The Fund invests in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. Direct obligations of the U.S. Government, such as treasury bills, notes and bonds, are supported by its full faith and credit. Obligations issued by federal agencies and government-sponsored entities are not backed by the full faith and credit of the U.S. Treasury and may be supported only by the credit of the instrumentality or the right of the issuer to borrow from the U.S. Treasury.

The Fund may use derivative instruments, including futures, options, foreign currency futures, forward contracts and swaps. Derivative instruments are financial contracts, the value of which is based on an underlying security, a currency exchange rate, an interest rate or a market index. Futures contracts and forward contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated. Futures contracts differ from forward contracts in that they are traded through regulated exchanges and are "marked to market" daily. Forward contracts are the predominate means of hedging currency exposure. Options differ from forward and futures contracts in that the buyer of the option has no obligation to perform under the contract. A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties. The Fund may use derivatives for hedging purposes and to remain fully invested, to maintain liquidity or to increase total return. Derivatives involve special risks, which are discussed under GENERAL STRATEGIES APPLICABLE TO THE FUND - RISKS OF INVESTING IN THE FUNDS.

The Fund may  lend its  portfolio  securities  to  qualified  institutions  on a
short-term  basis.  By  reinvesting  any  cash  collateral   received  in  these
transactions, additional income gains or losses may be realized.

                             TOTAL RETURN BOND FUND

THE FUND'S INVESTMENT GOAL

The Total Return Bond Fund seeks to provide total return, which consists of two components: (1) changes in the market value of the Fund's portfolio securities (both realized and unrealized appreciation/depreciation) and (2) income received from its portfolio securities.

THE FUND'S INVESTMENT STRATEGIES

The Fund seeks to achieve its goal by investing primarily in a        NON-DIVERSIFIED:
non-diversified portfolio of fixed-income securities (generally       Non-diversified mutual funds, like the
the bonds, debentures and notes) of governmental, supranational       Fund, may invest a larger portion of
and corporate issuers denominated in various currencies,              their assets in the securities of a
including U.S. dollars. In addition to the strategies discussed       smaller number of issuers. Nevertheless,
earlier, the smaller Fund may also engage in some or all of the       the Fund will buy no more than 10% of
strategies discussed here or in the SAI.                              the voting securities, no more than 10%
                                                                      of the securities of any class and no
                                                                      more than 10% of the debt securities of
                                                                      any one issuer (other than the U.S.
                                                                      Government).



The Adviser expects that the Fund will have a                         DURATION:
duration of approximately four years. Longer-term fixed-income        Duration takes into account the pattern of a
securities can also have higher fluctuations in value. If the         security's cash flow over time,
Fund holds such securities, the value of the Fund's shares may        including the way cash flow is
fluctuate more in value as well.                                      affected by prepayments and interest
                                                                      rate changes. Duration provides a
                                                                      different view of the expected life of a
                                                                      security than its maturity, which
                                                                      generally measures only the time until
                                                                      the debt must be repaid.


The Fund may buy fixed-income obligations consisting of bonds, debentures and notes issued or guaranteed by the U.S. or foreign governments, their agencies, instrumentalities or political subdivisions, as well as supranational entities organized or supported by several national governments, such as the International Bank for Reconstruction and Development (the World Bank) or the European Investment Bank. The Fund may invest a significant proportion of its assets in mortgage-backed securities. The Fund may purchase debt obligations of U.S. or foreign corporations issued in a currency other than U.S. dollars. The Fund may invest in securities of issuers located in developing countries, often referred to as emerging markets.

The Fund intends to invest in securities denominated in the currencies of a variety of countries. The Fund may also invest in securities denominated in multinational currencies such as European Currency Units and the Euro. In an effort to protect the Fund against a decline in the value of portfolio securities due to fluctuations in currency exchange rates, the Adviser may enter into currency hedges that may decrease or offset any losses from such fluctuations.

The Fund will invest in fixed-income securities rated at the time of purchase "Baa" or better by Moody's Investors Service, Inc. or "BBB" by Standard & Poor's Rating Service. If a security is downgraded below "Baa" or "BBB" the Adviser intends to dispose of the security within a reasonable time period. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality.

The Fund may invest in securities with ratings from a recognized rating agency other than Moody's Investors Service, Inc. or Standard & Poor's Rating Service if those securities have a rating that is at least equivalent to a rating that would be acceptable for the Fund to purchase if given by Moody's Investors Service, Inc. or Standard & Poor's Rating Service. If a security is not rated, the Fund may invest in the security if the Adviser determines that the security is comparable in quality to rated securities that the Fund may purchase.

The Fund may use derivative instruments, including futures, options, foreign currency futures, forward contracts and swaps. Derivative instruments are financial contracts, the value of which is based on an underlying security, a currency exchange rate or an interest rate. Futures contracts and forward contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated. Futures contracts differ from forward contracts in that they are traded through regulated exchanges and are "marked to market" daily. Forward contracts are the predominate means of hedging currency exposure. Options differ from forward and futures contracts in that the buyer of the option has no obligation to perform under the contract. A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties. The Fund may use derivatives for hedging purposes and to remain fully invested, to maintain liquidity or to increase total return. Derivatives involve special risks, which are discussed under GENERAL STRATEGIES APPLICABLE TO THE FUNDS - RISKS OF INVESTING IN THE FUNDS.

                           GLOBAL HIGH YIELD BOND FUND

THE FUND'S INVESTMENT GOAL

The Global High Yield Bond Fund seeks to maximize total return, principally through a high level of current income, and secondarily through capital appreciation.

THE FUND'S INVESTMENT STRATEGIES

The Fund seeks to achieve its goal by investing primarily in high yield, high risk bonds, which are those bonds rated at the time of purchase below the fourth credit grade (that is, below BBB by Standard & Poor's Corporation, below Baa by Moody's Investors Services, Inc., or below a comparable rating by another nationally recognized statistical rating organization) or unrated bonds determined by the Adviser to be of comparable quality. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality. The Fund may invest in securities rated in the lowest ratings category or in default.

The Fund may buy fixed income obligations consisting of bonds, debentures and notes issued or guaranteed by U.S. corporations, the U.S. or foreign governments, their agencies, instrumentalities or political subdivisions, domestic and foreign banks, supranational entities organized or supported by several national governments, such as the International Bank for Reconstruction and Development (the World Bank) or the European Investment Bank. The Fund may purchase both sovereign debt that trades within the country in which it is issued and sovereign debt that is tradable outside of the country of issuance. The Fund may purchase debt obligations denominated in U.S. dollars or foreign currencies.

The Fund's investments may also include: preferred stocks, mortgage-backed and other asset-backed securities, debt instruments convertible into common stock, Brady Bonds, when issued and forward commitment securities, structured notes, indexed notes, inflation indexed securities.

The Fund may use derivative instruments, including futures, options, foreign currency futures, forward contracts and swaps. Derivative instruments are financial contracts, the value of which is based on an underlying security, a currency exchange rate, an interest rate or a market index. Futures contracts and forward contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated. Futures contracts differ from forward contracts in that they are traded through regulated exchanges and are "marked to market" daily. Forward contracts are the predominate means of hedging currency exposure. Options differ from forward and futures contracts in that the buyer of the option has no obligation to perform under the contract. A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties. The Fund may use derivatives for hedging purposes and to remain fully invested, to maintain liquidity or to increase total return. Derivatives involve special risks, which are discussed under GENERAL STRATEGIES APPLICABLE TO THE FUNDS - RISKS OF INVESTING IN THE FUNDS.

                   GENERAL STRATEGIES APPLICABLE TO THE FUNDS

Each Fund may depart from its investment strategies by taking temporary defensive positions in response to adverse market, economic, political or other conditions. During these times, a Fund may not achieve its investment goal.

Each Fund may engage in active and frequent trading of portfolio securities to achieve its investment goal, which may involve higher brokerage commissions and other expenses, and may increase the amount of taxes payable by shareholders.

RISKS OF INVESTING IN THE FUNDS

Please refer to the SAI for a more complete description of these and other risks of investing in the Funds. The Funds to which the risks below currently apply are shown in brackets.

STOCK MARKET RISK. A Fund that invests in common stocks is subject to the risk that stock prices in general may decline over short or even extended periods, regardless of the success or failure of a particular company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when they generally go down. Common stock prices tend to go up and down more than those of bonds. A company's stock performance can be adversely affected by many factors, including general financial market conditions and specific factors related to a particular company or industry. This risk is generally increased for small and mid-sized companies, or companies in developing industries, which tend to be more vulnerable to adverse developments. [INTERNATIONAL EQUITY FUND]

BOND MARKET RISK. A fund that invests in debt securities is subject to the risk that fixed income prices in general may lose value because of declines in the bond market. The prices of fixed income securities respond to a variety of economic factors, particularly interest rate changes, as well as to perceptions about the credit worthiness of both corporate and government issuers. Generally fixed income securities will decrease in value if interest rates rise and will increase if interest rates decline. Longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. [ALL FUNDS]

INTEREST RATE RISK. A Fund that invests in debt securities is subject to the risk that the market value of the debt securities will decline because of rising interest rates. The prices of debt securities are generally linked to the prevailing market interest rates. In general, when interest rates rise, the prices of debt securities fall, and when interest rates fall, the prices of debt securities rise. The price volatility of a debt security also depends on its maturity. Generally, the longer the maturity of a debt security the greater its sensitivity to changes in interest rates. To compensate investors for this higher risk, debt securities with longer maturities generally offer higher yields than debt securities with shorter maturities. [ALL FUNDS]

       MORTGAGE-BACKED SECURITIES. A Fund that invests in mortgage-backed securities is subject to the risk that payments from the pool of loans underlying a mortgage-backed security may not be enough to meet the monthly payments of the mortgage-backed security. If this occurs the mortgage-backed security will lose value. [TOTAL RETURN BOND FUND AND GLOBAL HIGH YIELD BOND FUND]

      PREPAYMENT RISK. Prepayments of mortgages or mortgage foreclosures will shorten the life of the pool of mortgages underlying a mortgage-backed security and will affect the average life of the mortgage-backed security held by the Fund. Mortgage prepayments vary based on several factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other demographic conditions. In periods of falling interest rates, there are usually more prepayments. The reinvestment of cash received from prepayments will, therefore, usually be at a lower interest rate than the original investment, lowering a Fund's yield. Mortgage-backed securities may be less likely to increase in value during periods of falling interest rates than other debt securities. [TOTAL RETURN BOND FUND AND GLOBAL HIGH YIELD BOND FUND]

CREDIT RISK. A Fund that invests in debt securities is subject to the risk that an issuer will fail to make timely payments of interest or principal. Securities rated in the lowest category of investment grade securities have some risky characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments. [ALL FUNDS]

       GOVERNMENT SPONSORED ENTITIES. Although U.S. government securities are generally considered to be among the safest type of investments in terms of credit risk, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association ("Ginnie Mae"), are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others such as Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBS"), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law. [ALL FUNDS]

       BELOW-INVESTMENT GRADE SECURITIES. Below-investment grade securities are sometimes referred to as junk bonds and are very risky with respect to their issuers' ability to make payments of interest and principal. There is a high risk that a Fund, which invests in below-investment grade securities, could suffer a loss caused by the default of an issuer of such securities. Part of the reason for this high risk is that, in the event of a default or bankruptcy, holders of below-investment grade securities generally will not receive payments until the holders of all other debt have been paid. In addition, the market for below-investment grade securities has, in the past, had more frequent and larger price changes than the markets for other securities. Below-investment grade securities can also be more difficult to sell for good value. [INTERNATIONAL EQUITY FUND AND GLOBAL HIGH YIELD BOND FUND]

INCOME RISK. A Fund that invests in debt securities is subject to the risk that falling interest rates will cause the Fund's income to decline. Income risk is generally higher for short-term bonds. [ALL FUNDS]

FOREIGN INVESTMENT RISK. A Fund that invests in foreign securities is subject to risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, less stringent accounting, reporting and disclosure requirements, limited legal recourse and other considerations. In the past, equity and debt instruments of foreign markets have had more frequent and larger price changes than those of U.S. markets. The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuers' balance of payments, overall debit level, and cash flow from tax or other revenues. [ALL FUNDS]

       DEVELOPING COUNTRY RISK. Investments in a country that is still relatively underdeveloped involves exposure to economic structures that are generally less diverse and mature than in the U.S. and to political and legal systems which may be less stable. In the past, markets of developing countries have had more frequent and larger price changes than those of developed countries. [ALL FUNDS]

       POLITICAL RISK. Political risk includes a greater potential for revolts, and the taking of assets by governments. For example, a Fund may invest in Eastern Europe and former states of the Soviet Union. These countries were under Communist systems that took control of private industry. This could occur again in this region or others in which a Fund may invest, in which case the Fund may lose all or part of its investment in that country's issuers. [ALL FUNDS]

DERIVATIVES RISK. Derivatives are used to limit risk in a Fund or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and presents even greater risk of loss when these instruments are leveraged. Leverage may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's securities. The use of derivatives may create leveraging risk. To limit such leveraging risk, the Fund observes asset segregation requirements to cover its obligations under derivative instruments. [ALL FUNDS]

DIVERSIFICATION RISK. The possibility that, as a non-diversified investment company, the Total Return Bond Fund may invest a greater proportion of its assets in the obligations of a smaller number of issuers than a diversified fund and, as a result, may be subject to greater risk with respect to its portfolio securities. [TOTAL RETURN BOND FUND]

SECURITIES LENDING RISK. The main risk when lending portfolio securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money. [INTERNATIONAL EQUITY FUND]

                              THE FUNDS' MANAGEMENT

INVESTMENT ADVISER

Julius Baer Investment Management LLC (formerly, Julius Baer Investment Management, Inc.)("JBIM" or "Adviser"), located at 330 Madison Avenue, New York, NY 10017, manages each Fund. The Adviser is responsible for running all of the operations of the Funds, except for those that are subcontracted to the custodian, fund accounting agent, transfer agent, distributor and administrator. The Adviser is a registered investment adviser and a majority owned subsidiary of Julius Baer Securities Inc. ("JBS"). JBS, located at 330 Madison Avenue, New York, NY, 10017, is a wholly owned subsidiary of Julius Baer Holding Ltd. ("JBH") of Zurich, Switzerland. (JBH, its subsidiaries and affiliates are referred to as the Julius Baer Group.) As of December 31, 2003, JBIM had assets under management of approximately $12.8 billion.

Under the advisory agreements for the International Equity and Total Return Bond Funds, the Adviser is entitled to a fee for providing investment advisory services at the annual rate of 0.90% and 0.65%, respectively, of the average daily net assets of the applicable Fund.

Under the advisory agreement for the Global High Yield Bond Fund, the Adviser is entitled to a fee at the annual rate of 0.75% of the average daily net assets of the Fund for providing investment advisory services. The Adviser has currently agreed to reimburse the Fund for expenses (excluding interest, taxes, brokerage commissions or extraordinary expenses) that exceed the annual rate of 1.25% and 1.00% of the average daily net assets of the Class A shares and Class I shares, respectively. Under certain circumstances, the Adviser may recapture any amounts reimbursed. Please refer to the Fees and Expenses table in the Risk/Return Summary section of this Prospectus for more information regarding the expense limitation of the Global High Yield Bond Fund.

The Adviser or its affiliates may pay from its own resources compensation to investment advisers and others for investor servicing including handling potential investor questions concerning the Fund, assistance in the enhancement of relations and communications between the Fund and investors, assisting in the establishment and maintenance of investor accounts with the Fund and providing such other services that in the Advisers's view will assist Fund investors in establishing and maintaining a relationship with the Fund.
See "Distribution and Shareholder Servicing Plans--Class A Shares."

The total fee paid by the International Equity, Total Return Bond and Global High Yield Bond Funds for advisory services for the fiscal year ended October 31, 2003 is shown in the table below.

FUND                                 FEE (AS A % OF AVERAGE DAILY NET ASSETS)

International Equity Fund                         0.87%*

Total Return Bond Fund                            0.61%*

Global High Yield Bond Fund                       0.49%**

*Prior to March 1, 2003 the International Equity Fund and Total Return Bond Fund paid advisory fees of 0.75% and 0.50%, respectively.

**Includes the effect of expense reimbursements.

PORTFOLIO MANAGEMENT OF THE FUNDS

INTERNATIONAL EQUITY FUND
TOTAL RETURN BOND FUND

RUDOLPH-RIAD YOUNES, CFA, Senior Vice President and Head of International Equity with JBIM since August 2000, and with the Julius Baer Group since September 1993, has been responsible for management of the International Equity Fund since April 1995.

RICHARD PELL, Chief Investment Officer and Senior Vice President with JBIM since August 2000, and with the Julius Baer Group since January 1995, has been responsible for management of the International Equity Fund since April 1995 and has been primarily responsible for management of the Total Return Bond Fund since July 1, 1998.

DONALD QUIGLEY, CFA, Vice President and Head of Global Fixed Income with JBIM since February 2001, has been co-managing the Total Return Bond Fund with Mr. Pell since August 10, 2001. Prior to joining JBIM, Mr. Quigley served as a U.S. fixed income trader at Chase Asset Management (September 1993 - January 2001).

GLOBAL HIGH YIELD BOND FUND

GREG HOPPER, First Vice President with JBIM since June 2002, has been primarily responsible for managing the Global High Yield Bond Fund since its inception. Prior to joining the Julius Baer Group in June 2002, Mr. Hopper was a Senior Vice President and High Yield Bond Portfolio Manager at Zurich Scudder Investments (October 2000 - June 2002) and a High Yield Bond Portfolio Manager at Harris Investment Management (July 1999-October 2000) and at Bankers Trust (April 1993- June 1999).

                             INVESTING IN THE FUNDS

PRICING OF FUND SHARES

Each Fund's share price, also called net asset value (NAV), is determined as of the close of trading (normally 4:00 p.m., Eastern time) every day the New York Stock Exchange (NYSE) is open. Each Fund calculates the NAV per share, generally using market prices, by dividing the total value of the Fund's net assets by the number of the shares outstanding. NAV is calculated separately for each Class. Shares are purchased or sold at the next offering price determined after your purchase or sale order is received in good order by the Funds or their authorized agents. A request is in good order when the Funds or their authorized agents have received a completed application or appropriate instruction along with the intended investment, and any other required documentation in accordance with the Funds' or their authorized agents' procedures. The offering price is the NAV.

Each Fund may purchase securities that are primarily listed on foreign exchanges that, due to time zone differences and non-universal holidays, trade on weekends or on other days when the Fund does not price its shares. Therefore, the value of the securities held by the Funds may change on days when shareholders will not be able to purchase or redeem the Funds' shares.

Each Fund's investments are valued based on market value or, if no market value is available, based on fair value as determined through methods approved by the Board of Trustees. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values. Some specific pricing strategies follow:

o All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost which the Board of Trustees has determined represents fair value;

o Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the mean of the current quoted bid and asked prices; and

o Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange. However, if a determination is made that an event that is so significant that if may materially affect the value of the Fund's securities (such as changes in U.S. stock market prices or other financial indicators) occurs after the time the value was determined, the Board of Trustees or its delegate might adjust the previous closing price to reflect what it believes to be the fair market value as of the Fund's valuation time. This may cause the value of the security on the books of the Fund to be different from the closing value on the non-U.S. exchange and may affect the calculation of the Fund's NAV. Each Fund may fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. Each Fund may use a fair value pricing service approved by the Board in valuing foreign securities.

> INVESTOR ALERT: A Fund may choose to refuse any purchase order.

PURCHASING YOUR SHARES

You should read this Prospectus carefully and then determine how much you want to invest and which class of shares you should purchase. Check below to find the minimum investment amount required as well as to learn about the various ways you can purchase your shares.

SHARE CLASSES

Each Fund offers two classes of shares: Class A and Class I. The classes receive different services and pay different fees and expenses. Class A shares pay a Rule 12b-1 distribution fee. Class I shares do not pay these fees.

Class I shares are offered primarily for direct investment by institutional investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, trusts, banks, brokers, companies and high net worth individuals. Class I shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds.

INVESTMENT MINIMUMS

                                                 CLASS A                                    CLASS I o
                                                 -------                                    -------

TYPE OF INVESTMENT           INITIAL INVESTMENT        ADDITIONAL INVESTMENT           INITIAL INVESTMENT
------------------           ------------------        ---------------------           ------------------
Regular account              $2,500                    $1,000                        $2,000,000*

Individual Retirement
   Account (IRA)             $100                      $100                          $2,000,000*

Tax deferred retirement
   plan other than an IRA    $500                      $500                          $2,000,000*

"Black box programs"
   disciplined asset
   allocation platforms**    $25,000                   $1,000                        $2,000,000*

o Certain related accounts may be aggregated at management's discretion for purposes of meeting the initial minimum investment.

* $250,000 for registered investment advisers purchasing through omnibus accounts. There is no minimum subsequent investment for Class I shares.

**  "Black  box  programs"  and  disciplined  asset  allocation   platforms  are
discretionary accounts/programs where investment decisions are made at the firm level.

You may purchase Class I shares only if you meet one of the above-stated criteria under "Share Classes" and you meet the mandatory monetary minimums set forth in the table. If you do not qualify to purchase Class I shares and you request to purchase Class I shares, your request will be treated as a purchase request for Class A shares or declined.

The following investors may purchase Class I shares with no minimum initial investment requirement: Trustees and officers of the Trust, the Bank Julius Baer Employees 401(k) Savings Plan and the Bank Julius Baer Co., Ltd. Retirement Plan. The Trust and the Distributor at their discretion may waive the minimum initial investment requirements for other categories of investors.

You can invest in Fund shares in the following ways:

THROUGH A BROKER

o You can purchase shares through a broker that has a relationship with Quasar Distributors, LLC ("Quasar" or "Distributor"), the distributor of the Funds' shares. The Distributor is located at 615 East Michigan Street, Milwaukee, WI 53202. If your broker does not have a relationship with Quasar, you may be charged a transaction fee. If the broker does not have a selling group agreement, the broker would need to enter into one before making purchases for its clients.

   If you buy shares through a broker, the broker is responsible for forwarding your order to the transfer agent in a timely manner. If you place an order with a broker that has a relationship with the Distributor and/or the Funds by 4:00 p.m. (Eastern time) on a day when the NYSE is open for regular trading, you will receive that day's price and be invested in the Fund on that day.

o You may also be able to purchase shares through a broker that does not have a relationship with the Distributor. Orders from such a broker received by the transfer agent by 4:00 p.m. (Eastern time) on a day when the NYSE is open for regular trading will be effected that day. You may be charged a transaction fee by your broker.

o You may add to an account established through any broker either by contacting your broker or directly through the transfer agent by using one of the methods below.

THROUGH RETIREMENT PLANS

RETIREMENT PLANS. For information about investing in a Fund through a tax-deferred retirement plan, such as an Individual Retirement Account ("IRA"), self-employed retirement plan (H.R.10), a Simplified Employee Pension IRA ("SEP-IRA") or a profit sharing and money purchase plan, an investor should telephone the transfer agent at (800) 387-6977 or write to the transfer agent at the address shown on the back cover of the prospectus.

> INVESTOR ALERT: You should consult your tax adviser about the establishment of retirement plans.

o You may invest in a Fund through various Retirement Plans. The Funds' shares are designed for use with certain types of tax qualified retirement plans including defined benefit and defined contribution plans.

o Please refer to directions received through your employer's plan, the transfer agent or your financial adviser.

 Class I shares are not appropriate for IRA accounts other than IRA rollover accounts.

o For further information about any of the plans, agreements, applications and annual fees, contact the transfer agent or your financial adviser.

PURCHASES BY MAIL

To make an initial purchase by mail:
o Complete the Application.

o Mail the Application, together with a check made payable to Julius Baer Investment Funds:

BY MAIL:                                  BY OVERNIGHT OR EXPRESS MAIL TO:

Julius Baer Investment Funds              Julius Baer Investment Funds
c/o U.S. Bancorp Fund Services, LLC       c/o U.S. Bancorp Fund Services, LLC
P.O. Box  701                             615 East Michigan Street, 3rd Floor,
Milwaukee, WI 53201-0701                  Milwaukee, WI 53202

Payment should be made by check drawn on a U.S. bank, savings and loan, or credit union. Checks not drawn on U.S. banks will be subject to foreign collection, which will delay the investment date, and will be subject to processing fees. The Funds do not accept third party checks, U.S. Treasury checks, credit card checks, starter checks or cash, including cashier's checks or money orders.

To make a subsequent purchase by mail:

o Subsequent investments may be made in the same manner as an initial purchase, but you need not include an Application. When making a subsequent investment, use the return remittance portion of your statement, or indicate on the face of your check, the name of the Fund in which the investment is to be made, the exact title of the account, your address, and your Fund account number.

In compliance with the USA PATRIOT Act of 2001, please note that the Funds' transfer agent will verify certain information on your account application as part of the Funds' Anti-Money Laundering Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Please contact the Funds' transfer agent at (800) 387-6977 if you need additional assistance when completing your application.

PURCHASES BY WIRE

To make an initial purchase by wire:

o Call the Julius Baer Investment Funds at (800) 387-6977 for an account number.

o Instruct your bank (which may charge a fee) to wire federal funds to U.S. Bank, N.A., as follows:
  U.S. Bank, N.A.,
  777 East Wisconsin  Avenue,
  Milwaukee, WI 53202,
  ABA No. 075000022
  Credit U.S. Bancorp Fund Services, LLC,
  DDA No. 112-952-137
  Attn.: Julius Baer Investment Funds, New Account
  For: Account Name (Name of Investor).

o The wire must specify the Fund in which the investment is being made, account registration, and account number.

o A completed Application must also be sent to the Julius Baer Investment Funds indicating that the shares have been purchased by wire, giving the date the wire was sent and referencing your account number with the Fund.

To make a subsequent purchase by wire:

o Subsequent wire investments may be made by following the same procedures. However, you need not call for another account number if you are purchasing shares of a Fund in which you already own shares.

o  AUTOMATIC  INVESTMENT  PLAN.

You may make regular monthly or quarterly investments automatically in amounts of not less than $100 per month in Class A Shares of a Fund. You will need to complete the appropriate section of the application to do this. Call the Funds at (800) 387-6977 for further information. Shares purchased using the Automatic Investment Plan may not be redeemed for ten business days from the date of investment.

o PROCESSING ORGANIZATIONS

You may purchase shares of a Fund through a "Processing Organization," (for example, a mutual fund supermarket), which includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institutions having a selling, administration or any similar agreement with JBIM. The Funds have authorized certain Processing Organizations to accept purchase and sale orders on their behalf. Before investing in a Fund through a Processing Organization, you should read any materials provided by the Processing Organization in conjunction with this Prospectus.

When you purchase shares in this way, the Processing Organization may:

o charge a fee for its services;
o act as the shareholder of record of the shares;
o set different minimum initial and additional investment requirements;
o impose other charges and restrictions; and
o designate intermediaries to accept purchase and sale orders on the Fund's behalf.

The Funds consider a purchase or sales order as received when an authorized Processing Organization, or its authorized designee, accepts the order in accordance with the Processing Organization's procedures. These orders will be priced based on a Fund's NAV determined after such order is accepted.

Shares held through a Processing Organization may be transferred into your name following procedures established by your Processing Organization and the Funds. Certain Processing Organizations may receive compensation from the Funds, the Adviser or their affiliates. See "DISTRIBUTION AND SHAREHOLDER SERVICING PLANS - CLASS A SHARES."

ADDITIONAL INFORMATION

If your purchase transaction is canceled due to nonpayment or because your check does not clear, you will be responsible for any loss the Funds or their Adviser incurs and you will be subject to a returned check fee of $25. If you are an existing shareholder of a Fund, that Fund may redeem shares from your account in the Fund to reimburse the Fund or the Adviser for the loss. In addition, you may be prohibited or restricted from making further purchases of shares.

EXCHANGING YOUR SHARES

EXCHANGE PRIVILEGE

Shareholders of record may exchange shares of any Fund for shares of the appropriate class of any other Fund of the Trust or the Julius Baer Global Equity Fund Inc. (the "Global Equity Fund") on any business day, by contacting the transfer agent directly. This exchange privilege may be changed or canceled by the Funds at any time upon 60 days' notice. Exchanges are generally made only between identically registered accounts unless a shareholder sends written instructions with a signature guarantee requesting otherwise. A NOTARY PUBLIC CANNOT GUARANTEE SIGNATURES. Before making an exchange request for the Global Equity Fund, read that Fund's prospectus, which you may obtain by calling (800) 387-6977. You should follow procedures under "Purchase by Mail" or "Purchase by Wire" in order to get an account number for fund(s) which you do not currently own, but which you desire to purchase by exchange. The minimums for purchasing apply for exchanges. Please remember that exercising the exchange privilege consists of two transactions: a sale of shares in one fund and the purchase of shares in another so that there may be tax consequences of the exchange. A shareholder could realize short- or long-term capital gains or losses. An exchange request received prior to market close will be made at that day's closing NAVs. In order to exercise the exchange privilege over the telephone, shareholders need to select this option on their shareholder application. Please note that the transfer agent will charge your account a $5.00 fee for every exchange made via telephone.

A redemption fee of 2% of the amount redeemed will apply to shares exchanged from another fund if the shares purchased are exchanged 90 days or less after they were purchased. Due to certain economies involved, each fund may waive the redemption fee for accounts opened pursuant to certain "black box programs" or disciplined asset allocation platforms that a financial institution has put in place where the investment decisions are made at the firm level. To qualify for the waiver, "black box" and asset allocation accounts must be pre-approved by the Funds' Distributor and reasonably believed not to engage in market timing activities. (See "MARKET TIMING.") Certain tax-advantaged retirement plans may also be subject to the waiver. Each fund reserves the right to terminate or modify the terms of the redemption fee waiver at any time.

EXCHANGES BY TELEPHONE

To exchange shares by telephone:

o  Call (800) 387-6977.

o  Shares exchanged by telephone must have a value of $1,000 or more.

o Exchange requests received after 4:00 p.m. (Eastern Time) will be processed using the net asset value determined on the next business day.

o During periods of unusual economic or market conditions, you may experience difficulty in effecting a telephone exchange. You should follow the procedures for exchanges by mail if you are unable to reach the Funds by telephone, but send your request by overnight courier to: Julius Baer Investment Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202.

o The telephone exchange procedure may not be used to exchange shares for which certificates have been issued.

To exchange shares by telephone, you must indicate this on the Application. To authorize telephone exchanges after establishing your Fund account, send a signed written request to the Julius Baer Investment Funds c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202.

Reasonable procedures are used to verify that telephone exchange instructions are genuine. If these procedures are followed, the Funds and their agents will not be liable for any losses due to unauthorized or fraudulent instructions. A telephone exchange may be refused by a Fund if it is believed advisable to do so. Procedures for exchanging shares by telephone may be modified or terminated at any time.

EXCHANGES BY MAIL

To exchange shares by mail:

o Send a written request using the procedures for written redemption requests (however, no signature guarantee is required).

o If certificates for the shares being exchanged have been issued, the signed certificates and a completed stock power form must accompany your written request.

o For further information, call (800) 387-6977.

REDEEMING YOUR SHARES

HOW TO REDEEM SHARES

You may redeem shares of a Fund on any day the NYSE is open, either directly or through your financial intermediary. The price you will receive is the net asset value per share next computed after your redemption request is received in proper form. Redemption proceeds generally will be sent to you within seven days. However, if shares have recently been purchased by check, redemption proceeds will not be sent until your check has been collected (which may take up to ten business days). Once a redemption request has been placed, it is irrevocable and may not be modified or canceled. Redemption requests received after 4:00 p.m. (Eastern Time) will be processed using the net asset value per share determined on the next business day. Brokers and other financial intermediaries may charge a fee for handling redemption requests. Your right to redeem your shares could be suspended during certain circumstances.

REDEMPTION FEE

A redemption fee of 2.0% of the value of the shares sold will be imposed on Class A shares and Class I shares redeemed 90 days or less after their date of purchase. The redemption fee is intended to limit short-term trading and to compensate the Funds for expenses directly related to that type of activity. The redemption fee will be paid to the Funds. Due to certain economies involved, each Fund may waive the redemption fee for accounts opened pursuant to certain "black box programs" or disciplined asset allocation platforms that a financial institution has put in place where the investment decisions are made at the firm level. To qualify for the waiver, "black-box" and asset allocation accounts must be pre-approved by the Funds' Distributor and reasonably believed not to engage in market timing activities. (see MARKET TIMING, below) Certain tax-advantaged retirement plans may also be subject to the waiver. The Funds reserve the right to terminate or modify the terms of the redemption fee waiver at any time.

The Funds will use the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares of a particular Fund held in a shareholder's account. If this holding period is 90 days or less, the redemption fee will be assessed.

If your shares were purchased through a Processing Organization or an omnibus account, your Processing Organization or registered investment adviser is required to monitor the holding period applicable to your shares and to assess any applicable redemption fee.

REDEEMING SHARES BY MAIL

To redeem shares by mail:

Send a signed letter of instruction to: Julius Baer Investment Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701.

o Additional documentation is required for the redemption of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners.

o Signature guarantees are required for all written requests to redeem shares with a value of more than $50,000 or if the redemption proceeds are to be mailed to an address other than that shown in your account registration. A signature guarantee must be provided by a bank or trust company (not a notary public), a member firm of a domestic stock exchange or by another financial institution whose guarantees are acceptable to the Fund's transfer agent.

o Payment for the redeemed shares will be mailed to you by check at the address indicated in your account registration.

o For further information, call (800) 387-6977.

REDEEMING SHARES BY TELEPHONE

To redeem shares by telephone:

o Call (800) 387-6977 between the hours of 8:00 a.m. and 7:00 p.m. (Central time) on any business day (i.e., any weekday exclusive of days on which the NYSE is closed). The NYSE is typically closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

o Specify the amount of shares you want to redeem (minimum $500).

o Provide the account name, as registered with the Funds, and the account number.

o Redemption proceeds either will be (i) mailed to you by check at the address indicated in your account registration or, if requested, (ii) wired to an account at a commercial bank that you have previously designated. A $15 charge is deducted from redemption proceeds if the proceeds are wired. This charge is subject to change without notice (minimum wire amount $500.00).

o During periods of unusual economic or market conditions, you may experience difficulty effecting telephone redemption. In that event, you should follow the procedures for redemption by mail, but send your written request by overnight courier to: Julius Baer Investment Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202.

o The telephone redemption procedure may not be used to redeem shares for which certificates have been issued.

To redeem shares by telephone, you must indicate this on your Application and choose how the redemption proceeds are to be paid. To authorize telephone redemption after establishing your account, or to change instructions already given, send a signed written request to the Julius Baer Investment Funds c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202. Signatures must be guaranteed by a bank or trust company (not a notary public), a member firm of a domestic stock exchange or by another financial institution whose guarantees are acceptable to the Funds' transfer agent. You should allow approximately ten business days for the form to be processed.

Reasonable procedures are used to verify that telephone redemption requests are genuine. These procedures include requiring some form of personal identification and tape recording of conversations. If these procedures are followed, the Funds and their agents will not be liable for any losses due to unauthorized or fraudulent instructions. The Funds reserve the right to refuse a telephone redemption request, if it is believed advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.

If shares have recently been purchased by check (including certified or cashiers check), the payment of redemption proceeds will be delayed until the purchase check has cleared, which may take up to 15 days.

THROUGH THE SYSTEMATIC  WITHDRAWAL PLAN ("SWP")

If you have an account value of $10,000 or more in Class A shares of a Fund, you may redeem Class A shares on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal for Class A shares is $500. You may enroll in a SWP by completing the appropriate section on the Application. You may change or cancel a SWP at any time upon notice to the Fund. You must pay any applicable redemption fees when you redeem shares.

LOW ACCOUNT  BALANCES

The Funds may sell your Class A shares if your account balance falls below $1,000 as a result of redemptions you have made, but not as a result of a reduction in value from changes in the value of the shares. The Funds may exchange your Class I shares for Class A shares of a Fund if your account balance falls below the applicable minimum investment amount for Class I shares as a result of redemptions you have made. The Funds will let you know if your shares are about to be sold or exchanged and you will have 60 days to increase your account balance to more than the minimum to avoid the sale or exchange of your Fund shares.

>> SPECIAL CONSIDERATION: Involuntary sales may result in sale of your Fund shares at a loss or may result in taxable investment gains.

RECEIVING SALE PROCEEDS

The transfer agent will forward the proceeds of your sale to you within seven days.

REDEMPTIONS IN-KIND

The Funds reserve the right to redeem your shares by giving you securities from the Funds' portfolio under certain circumstances, generally in connection with very large redemptions. See the SAI for further information.

o    MARKET TIMING

THE FUNDS DO NOT PERMIT MARKET TIMING. THE FUNDS MAY RESTRICT OR REFUSE PURCHASE ORDERS AND EXCHANGES BY MARKET TIMERS IDENTIFIED BY THE FUNDS OR THEIR AGENTS. MARKET TIMING IS DEFINED AS EFFECTING FREQUENT TRADES INTO OR OUT OF A FUND IN AN EFFORT TO ANTICIPATE OR TIME MARKET MOVEMENTS. DUE TO THE FREQUENT AND DISRUPTIVE NATURE OF THIS ACTIVITY, IT CAN ADVERSELY IMPACT THE ABILITY OF THE ADVISER TO INVEST ASSETS, IN AN ORDERLY, LONG TERM MANNER, WHICH IN TURN, MAY ADVERSELY IMPACT THE PERFORMANCE OF A FUND.

The Funds attempt to identify investors who appear to engage in market timing and to take reasonable steps to deter such activity. Nevertheless, the Funds cannot always identify or reasonably detect market timing activity. The nature of the efforts undertaken and the resulting action by the Fund, depends, among other things, on the type of shareholder account. It is difficult for the Funds to detect market timing activity in omnibus accounts registered in the name of a financial intermediary or plan sponsor. If market timing is detected in an omnibus account, the Funds may request that the intermediary or plan sponsor take action to prevent the particular investor or investors from engaging in that trading. Rejection of future purchases by a retirement plan because of market timing activity by one or more plan participants is likely to impose adverse consequences on the plan and on other participants who did not engage in market timing. To avoid these consequences, for retirement plans, the Funds generally will communicate with the intermediary or plan sponsor and request that the intermediary or plan sponsor take action to cause the market timing activity by that participant or participants to cease. If market timing activity recurs, the Funds may refuse all future purchases from the plan, including those of plan participants not involved in the activity.

The identification of market timing involves judgments that are inherently subjective and the above actions alone or taken together with other means by which the Funds seek to discourage market timing (through the use of redemption fees, for example) cannot eliminate the possibility that market timing activity in the Funds will occur.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS--CLASS A SHARES

Each Fund has adopted a distribution and service plan under Rule 12b-1 of the 1940 Act for its Class A shares. These plans allow the Funds to pay distribution and other fees for the sale and distribution of its shares and for services provided to holders of Class A shares.

Under the plan, each Fund pays an annual fee of up to 0.25% of the average daily net assets of the Fund that are attributable to Class A shares. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment and over time may cost you more than paying other types of sales charges.

Processing Organization Support Payments

The financial adviser/processing organization through which you purchase your shares may receive all or a portion of Rule 12b-1 distribution and service fees described above. In addition, JBIM or one or more of its affiliates (for purposes of this section only, collectively JBIM), out their own resources, may make additional cash payments to certain Processing Organizations who support the sale of fund shares in recognition of their marketing, transaction processing and/or administrative services support. Administrative services support may include client account maintenance support, statement preparation and transaction processing. This compensation is not reflected in the fees and expenses listed in the fee table section of this Prospectus.

JBIM may make payments to key Processing Organizations who provide marketing support. In the case of any one Processing Organization, marketing support payments, with certain limited exceptions, will not exceed 25 basis points. In addition, Processing Organizations may offer fund shares through specialized programs such as tax deferred retirement programs or qualified tuition programs. JBIM may pay a portion of the administrative and marketing costs of a Processing Organization relating to these programs. Payments for these arrangements may vary but generally will not exceed 25 basis points. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, JBIM may pay or allow other promotional incentives or payments to Processing Organizations.

Further details about the payments made by JBIM and the services provided by your Processing Organization are set forth in the SAI. Your Processing
Organization may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your Processing Organization for information about any payments it receives from JBIM and any services it provides, as well as about fees and/or commissions it charges.

                             DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. The table below outlines when income dividends are declared and paid for each Fund.

FUND                                              DIVIDENDS DECLARED AND PAID
----                                              ---------------------------

INTERNATIONAL EQUITY FUND                         ANNUALLY
TOTAL RETURN BOND FUND                            MONTHLY
GLOBAL HIGH YIELD BOND FUND                       MONTHLY

Distributions of any capital gains earned by a Fund will be made at least annually.

When you open an account, you may specify on your application how you want to receive your distributions. If you later want to change your selection, you may either submit a written request to or call US Bancorp at the address or telephone number shown on the back cover of this prospectus.

Each Fund offers four investment options:

         o Reinvest dividends and capital gain distributions in additional shares of the Fund. If you do not indicate a choice on your application, we will automatically reinvest your dividends and distributions.

         o Pay dividends in cash, reinvest capital gain distributions in additional shares of the Fund.

         o Pay capital gain distributions in cash, reinvest dividends in additional shares of the Fund.

         o Pay dividends and capital gain distributions in cash. ($10 minimum check amount). The Funds will automatically reinvest all dividends under $10 in additional shares of the Funds.

If you elect to receive dividends in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value. All future distributions will be automatically reinvested in the shares of the Funds. No interest will accrue on amounts represented by uncashed distribution checks.

TAX INFORMATION

DISTRIBUTIONS: Each Fund will make distributions that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time a Fund holds its assets). Each Fund's distributions may be subject to federal income tax whether you choose to reinvest such dividends in additional shares of a Fund or to receive cash.

Any dividend or distribution received by a shareholder on shares of a Fund shortly after the purchase of such shares will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution.

ORDINARY INCOME: Income and short-term capital gains distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

LONG-TERM CAPITAL GAINS: Long-term capital gains distributed to you are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares.

>> TAX ON SALE OF SHARES: Selling your shares may cause you to incur a taxable gain or loss.

STATEMENTS AND NOTICES: You will receive an annual statement outlining the tax status of your distributions. You will also receive written notices of certain foreign taxes paid by the Funds and certain distributions paid by the Funds during the prior tax year.

>> SPECIAL TAX CONSIDERATION: You should consult with your tax adviser to address your own tax situation.

                           FINANCIAL HIGHLIGHTS TABLES

The Financial Highlights Tables are intended to help you understand a Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The "Total Return" indicates how much an investment in each respective Fund would have earned or lost, assuming all dividends and distributions had been reinvested.

This information for the year ended October 31, 2003 has been derived from each Fund's Financial Statements that were audited by KPMG LLP, the Funds' independent registered public accounting firm. You will find KPMG's report and the Julius Baer Investment Funds' financial statements in the annual report, which is available upon request.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER TOTAL RETURN BOND FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                  CLASS A
                                                                          ------------------------------------------------------
                                                                                          YEAR ENDED OCTOBER 31,
                                                                          ------------------------------------------------------
                                                                           2003       2002(1)      2001        2000        1999
                                                                          ------      ------      ------      ------      ------
Net Asset Value, beginning of year ..................................     $12.55      $12.10      $11.09      $11.48      $12.22
                                                                          ------      ------      ------      ------      ------
Income (Loss) from investment operations:
   Net investment income ............................................       0.30        0.44        0.54        0.53        0.51
   Net realized and unrealized gain (loss) on investments ...........       0.92        0.49        0.95       (0.44)      (0.77)
                                                                          ------      ------      ------      ------      ------
Total income (loss) from investment operations ......................       1.22        0.93        1.49        0.09       (0.26)
                                                                          ------      ------      ------      ------      ------
Less distributions:
   From net realized gains on investments ...........................      (0.11)         --          --          --          --
   From net investment income (loss) ................................      (0.32)      (0.47)      (0.36)      (0.26)      (0.41)
   From capital (Note 1) ............................................         --       (0.01)      (0.12)      (0.22)      (0.07)
                                                                          ------      ------      ------      ------      ------
     Total distributions ............................................      (0.43)      (0.48)      (0.48)      (0.48)      (0.48)
                                                                          ------      ------      ------      ------      ------
Net Asset Value, end of year ........................................     $13.34      $12.55      $12.10      $11.09      $11.48
                                                                          ======      ======      ======      ======      ======
Total Return ........................................................       9.83%       7.86%      13.73%       0.82%      (2.17)%
                                                                          ======      ======      ======      ======      ======
Ratios/Supplemental Data:
Net Assets, end of year (in 000's) .................................     $63,449     $33,858     $24,119     $21,794     $21,500
Ratio of net investment income to average net assets ................       2.24%       3.65%       4.70%       4.80%       4.11%
Ratio of expenses to average net assets(2) ..........................       1.16%       1.28%       1.16%       1.28%       1.36%
Ratio of total net expenses to average net assets ...................       1.16%       1.28%(3)    1.16%(3)    1.27%(3)    1.36%(3)
Portfolio turnover rate .............................................        160%        156%         96%         79%        136%
Redemption fees per share ...........................................       0.01(4)       --          --          --          --

-------------------
(1) The Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.002, decrease net realized and unrealized gains per share by $0.002 and increase the ratio of net investment income to average net assets from 3.63% to 3.65%. Per share data and ratios for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(2) Expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
(3) The net expenses of the Fund reflect a waiver of fees by the Fund's investment adviser. Had such action not been taken, the operating expense ratios would have been 1.38%, 1.49%, 1.60%, and 1.69% for the years ended October 31, 2002, 2001, 2000, and 1999, respectively.
(4)  Based on average shares outstanding during the period.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER TOTAL RETURN BOND FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                   CLASS I
                                                                         -----------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,                PERIOD
                                                                         ------------------------------------           ENDED
                                                                           2003        2002(1)          2001     OCTOBER 31, 2000(2)
                                                                         -------       ------          ------    -------------------
Net Asset Value, beginning of year .................................     $ 12.56       $12.07          $11.03          $11.54
                                                                         -------       ------          ------          ------
Income (Loss) from investment operations:
   Net investment income ...........................................        0.37         0.48            0.59            0.47
   Net realized and unrealized gain (loss) on investments ..........        0.89         0.50            0.94           (0.49)
                                                                         -------       ------          ------          ------
     Total income (loss) from investment operations ................        1.26         0.98            1.53           (0.02)
                                                                         -------       ------          ------          ------
Less distributions:
   From net realized gains on investments ..........................       (0.11)          --              --              --
   From net investment income (loss) ...............................       (0.34)       (0.48)          (0.39)          (0.28)
   From capital (Note 1) ...........................................          --        (0.01)          (0.10)          (0.21)
                                                                         -------       ------          ------          ------
     Total distributions ...........................................       (0.45)       (0.49)          (0.49)          (0.49)
                                                                         -------       ------          ------          ------
Net Asset Value, end of year .......................................      $13.37       $12.56          $12.07          $11.03
                                                                         =======       ======          ======          ======
Total Return .......................................................       10.19%       8.41%           14.20%          (0.14)%
                                                                         =======       ======          ======          ======
Ratios/Supplemental Data:
Net Assets, end of year (in 000's) ................................      $14,188       $1,167          $  538            $654
Ratio of net investment income to average net assets ...............        2.50%        4.00%           5.13%           4.39%(5)
Ratio of expenses to average net assets(3) .........................        0.90%        0.85%           0.74%           1.67%(5)
Ratio of total net expenses to average net assets ..................        0.89%        0.85%(4)        0.74%(4)        1.66%(4)(5)
Portfolio turnover rate ............................................         160%         156%             96%             79%
Redemption fees per share(6) .......................................        --(7)          --              --              --


-------------------
(1) The Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.002, decrease net realized and unrealized gains per share by $0.002 and increase the ratio of net investment income to average net assets from 3.98% to 4.00%. Per share data and ratios for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(2) Class I shares commenced operations on November 17, 1999. The opening net asset value per share was equal to the ending net asset value of Class A shares on the day prior to commencement of operations.
(3) Expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
(4) The net expenses of the Fund reflect a waiver of fees by the Fund's investment adviser. Had such action not been taken, the operating expense ratios would have been 0.95%, 1.07% and 1.99% for the years or periods ended October 31, 2002, 2001, and 2000, respectively.
(5)  Annualized.
(6)  Based on average shares outstanding during the period.
(7)  Amount is less than 0.01 per share.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY
FUND FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                   CLASS A
                                                                          ------------------------------------------------------
                                                                                           YEAR ENDED OCTOBER 31,
                                                                          ------------------------------------------------------
                                                                          2003        2002        2001        2000        1999
                                                                         ------      ------      ------      ------      ------
Net Asset Value, beginning of year ...................................   $19.60      $19.95      $25.06      $21.80      $15.39
                                                                         ------      ------      ------      ------      ------
Income (Loss) from investment operations:
   Net investment income (loss) ......................................     0.24        0.11        0.07        0.05       (0.07)
   Net realized and unrealized gain (loss) on investments ............     4.93       (0.46)      (5.18)       5.04        6.87
                                                                         ------      ------      ------      ------      ------
     Total income (loss) from investment operations ..................     5.17       (0.35)      (5.11)       5.09        6.80
                                                                         ------      ------      ------      ------      ------
Less distributions:
   From net realized gains on investments ............................       --          --          --       (1.76)      (0.39)
                                                                         ------      ------      ------      ------      ------
   From net investment income (loss) .................................    (0.32)         --          --       (0.07)         --
                                                                         ------      ------      ------      ------      ------
     Total distributions .............................................    (0.32)         --          --       (1.83)      (0.39)
                                                                         ------      ------      ------      ------      ------
Net Asset Value, end of year .........................................   $24.45      $19.60      $19.95      $25.06      $21.80
                                                                         ======      ======      ======      ======      ======
Total Return .........................................................    26.78%      (1.75)%    (20.49)%     24.60%      44.86%
                                                                         ======      ======      ======      ======      ======
Ratios/Supplemental Data:
Net Assets, end of year (in 000's) .................................. $1,705,074   $615,897    $287,174    $234,482     $87,953
Ratio of net investment income to average net assets .................     0.83%       0.49%       0.36%       0.32%      (0.48)%
Ratio of expenses to average net assets(1) ...........................     1.37%       1.51%       1.53%       1.42%       1.96%
Ratio of total net expenses to average net assets ....................     1.31%       1.43%       1.40%       1.37%(2)    1.96%
Portfolio turnover rate ..............................................      114%         93%         89%         72%         73%
Redemption fees per share(3) .........................................     0.01          --          --          --          --

--------------------
(1) Expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
(2) The net expenses of the Fund reflect a waiver of fees by the Fund's investment adviser. Had such action not been taken, the operating expense ratio would have been 1.52% for the year ended October 31, 2000.
(3)  Based on average shares outstanding during the period.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY
FUND FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                   CLASS I
                                                                         -----------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,                PERIOD
                                                                         ------------------------------------           ENDED
                                                                           2003         2002            2001     OCTOBER 31, 2000(1)
                                                                      ----------     ---------       ---------   -------------------
Net Asset Value, beginning of year .................................  $    19.79     $   20.08       $   25.16       $  22.19
                                                                      ----------     ---------       ---------       --------
Income (Loss) from investment operations:
   Net investment income ...........................................        0.28          0.21            0.14           0.22

   Net realized and unrealized gain (loss) on investments ..........        5.05         (0.45)          (5.16)          2.75
                                                                      ----------     ---------       ---------       --------
     Total income (loss) from investment operations ................        5.33         (0.24)          (5.02)          2.97
                                                                      ----------     ---------       ---------       --------
Less distributions:

   From net investment income (loss) ...............................       (0.33)        (0.05)          (0.06)            --(2)
                                                                      ----------     ---------       ---------       --------
     Total distributions ...........................................       (0.33)        (0.05)          (0.06)            --
                                                                      ----------     ---------       ---------       --------
Net Asset Value, end of year .......................................  $   $24.79     $   19.79       $   20.08       $  25.16
                                                                      ==========     =========       =========       ========
Total Return .......................................................       27.39%        (1.21)%        (20.10)%        13.53%
                                                                      ==========     =========       =========       ========
Ratios/Supplemental Data:
Net Assets, end of year (in 000's) ................................   $1,114,010     $415,159        $219,614        $164,665
Ratio of net investment income to average net assets ...............        1.16%         0.99%           0.86%          1.10%
Ratio of expenses to average net assets(3) .........................        1.08%         1.00%           1.02%          0.88%(4)
Ratio of total net expenses to average net assets ..................        1.02%         0.92%           0.89%          0.83%(4)(5)
Portfolio turnover rate ............................................         114%           93%             89%            72%
Redemption fees per share(6) .......................................        0.01            --              --             --

------------------------
(1) Class I shares commenced operations on November 17, 1999. The opening net asset value per share was equal to the net asset value of Class A shares on the day prior to commencement of operations.
(2)  Amount is less than 0.01 per share.
(3) Expense ratio without taking into consideration any expense reductions related to expense offset arrangements
(4)  Annualized.
(5) The net expenses of the Fund reflect a waiver of fees by the Fund's investment adviser. Had such action not been taken, the operating expense ratio would have been 0.98% for the period ended October 31, 2000.
(6)  Based on average shares outstanding during the period.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL HIGH YIELD BOND FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                  CLASS A
                                                            -------------------
                                                                  PERIOD
                                                                   ENDED
                                                            OCTOBER 31, 2003(1)
                                                            -------------------
Net Asset Value, beginning of period .....................    $    10.00
                                                              ----------
Income (Loss) from investment operations:
   Net investment income .................................          0.64(2)
   Net realized and unrealized gain on investments .......          1.37
                                                              ----------
     Total income from investment operations .............          2.01
                                                              ----------
Less distributions:
   From net investment income (loss) .....................         (0.58)
                                                              ----------
     Total distributions .................................         (0.58)
                                                              ----------
Net Asset Value, end of period ...........................    $    11.43
                                                              ==========
Total Return .............................................         20.57%
                                                              ==========
Ratios/Supplemental Data:
Net Assets, end of period (in 000's) .....................    $   28,195
Ratio of net investment income to average net assets .....          6.71%(5)
Ratio of expenses to average net assets(3) ...............          1.26%(5)
Ratio of total net expenses to average net assets ........          1.25%(4)(5)
Portfolio turnover rate ..................................            83%

------------------
(1)  Class A shares commenced operations on December 17, 2002.
(2)  Based on average shares outstanding during the period.
(3) Expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
(4) The Adviser has contractually agreed to reimburse certain expenses of the Fund through December 31, 2004, so that the net annual operating expenses of the Fund based on average net assets are limited to 1.25%. Had such action not been taken, the operating expense ratio would have been 1.95%.
(5)  Annualized.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL HIGH YIELD BOND FUND
FINANCIAL
HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                  CLASS I
                                                            -------------------
                                                                  PERIOD
                                                                   ENDED
                                                            OCTOBER 31, 2003(1)
                                                            -------------------
Net Asset Value, beginning of period .....................    $    10.00
                                                              ----------
Income (Loss) from investment operations:
   Net investment income .................................          0.57(2)

   Net realized and unrealized gain on investments .......          1.35
                                                              ----------
     Total income from investment operations .............          1.92
                                                              ----------
Less distributions:
   From net investment income (loss) .....................         (0.56)
                                                              ----------
     Total distributions .................................         (0.56)
                                                              ----------
Net Asset Value, end of period ...........................    $    11.36
                                                              ==========
Total Return .............................................         19.66%
                                                              ==========
Ratios/Supplemental Data:
Net Assets, end of period (in 000's) ....................     $   20,839

Ratio of net investment income to average net assets .....          6.91%(5)

Ratio of expenses to average net assets(3) ...............          1.02%(5)

Ratio of total net expenses to average net assets ........          1.00%(4)(5)

Portfolio turnover rate ..................................            83%

--------------------
(1)  Class I shares commenced operations on January 30, 2003.
(2)  Based on average shares outstanding during the period.
(3) Expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
(4) The Adviser has contractually agreed to reimburse certain expenses of the Fund through December 31, 2004, so that the net annual operating expenses of the Fund based on average net assets are limited to 1.00%. Had such action not been taken, the operating expense ratio would have been 1.41%.
(5)  Annualized.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds and is legally a part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS: The Funds' Annual and Semi-Annual Reports to shareholders provide additional information about the Funds' investments. In the Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

The Funds' Annual Report and the independent auditor's report are incorporated by reference in this Prospectus.

You can get free copies of the SAI, the Annual and Semi-Annual Reports, request other information about the Funds, and receive answers to your questions about the Funds by contacting the transfer agent at:

US Bancorp Fund Services, LLC
615 E. Michigan Street LC-3
Milwaukee, WI 53202
(800) 387-6977

The Securities and Exchange Commission (SEC) maintains an Internet website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information about the Funds. You can also copy and review this information at the SEC's Public Reference Room in Washington, D.C., or you can obtain copies, upon payment of a duplicating fee, by writing to the Public Reference Room of the SEC, Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090.

You may also obtain copies of the Prospectus, SAI and Annual and Semi-Annual Reports, and find more information about the Funds on the Internet at: www.us-funds.juliusbaer.com.

Investment Company Act file no. 811-6652

Julius Baer Group: Zurich (head office), Amsterdam, Basle, Berne, Frankfurt, Geneva, Grand Cayman, Guernsey, Hong Kong, Lausanne, London, Los Angeles,
Lucerne, Lugano, Luxemburg, Madrid, Milan, Montreal, New York, Palm Beach, Paris, Stockholm, Vienna and Zug.

                          JULIUS BAER INVESTMENT FUNDS

                      Julius Baer International Equity Fund
                       Julius Baer Total Return Bond Fund
                     Julius Baer Global High Yield Bond Fund

                       STATEMENT OF ADDITIONAL INFORMATION
                   FEBRUARY 29, 2004, AS REVISED JULY 19, 2004

This Statement of Additional Information (SAI) is not a Prospectus, but it relates to the Prospectus of Julius Baer Investment Funds dated February 29, 2004, amended and supplemented from time to time.

Financial Statements are incorporated by reference into this SAI from the Funds' most recent Annual Report.

You can get a free copy of the Prospectus for the Julius Baer Investment Funds or the Funds' most recent annual and semi-annual reports to shareholders, request other information and discuss your questions about the Funds by contacting the Transfer Agent at:

                          US Bancorp Fund Services, LLC
                             615 E. Michigan Street
                               Milwaukee, WI 53202

                                 (800) 387-6977

You can also obtain copies of the Prospectus, SAI and annual reports to shareholders from the Fund's website at http//www.us-funds.juliusbaer.com.

You can view the Funds' Prospectus as well as other reports at the Public Reference Room of the Securities and Exchange Commission (SEC).

You can get text-only copies:

                    For a fee by writing to or calling the Public Reference Room of the SEC, Washington, D.C. 20549-6009.
                    Telephone:  1-202-942-8090
                    E-mail address:  publicinfo@sec.gov
                    Free from the SEC's Internet website at http://www.sec.gov.

Contents                                                                   Page
--------                                                                   ----

The Trust and the Funds                                                      3

Description of the Funds, Their Investments and Risks                        3

Common Investment Strategies                                                 5

Additional Information on Investment Practices                               9

Investment Limitations                                                      22

Management of the Trust                                                     25

Capital Stock                                                               34

Additional Purchase and Redemption Information                              36

Additional Information Concerning Exchange Privilege                        37

Additional Information Concerning Taxes                                     38

Independent Registered Public Accounting Firm                               39

Counsel                                                                     39

Financial Statements                                                        39

Appendix A - Description of Ratings

Appendix B - Proxy Voting Guidelines Summary

                             THE TRUST AND THE FUNDS

Julius Baer Investment Funds (the "Trust") is composed of three funds: the Julius Baer International Equity Fund (the "Equity Fund"), Julius Baer Total Return Bond Fund (the "Bond Fund"), and the Julius Baer Global High Yield Bond Fund (the "High Yield Fund") (each, a "Fund" and together, the "Funds"). Each Fund currently offers Class A shares and Class I shares ("Classes").

The Trust was formed as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated April 30, 1992, and amended on June 22, 1992, September 16, 1993, January 27, 1995, July 1, 1998, October 16, 2002, March 18, 2003, and February 25, 2004 (the
"Trust Agreement"). On July 1, 1998, the Trust changed its name from BJB Investment Funds to Julius Baer Investment Funds. At the same time, the names of the BJB International Equity Fund and the BJB Global Income Fund changed to Julius Baer International Equity Fund and the Julius Baer Global Income Fund, respectively. Julius Baer Global Income Fund changed its name to Julius Baer Total Return Bond Fund as of February 25, 2004.

The Prospectus, dated February 29, 2004, amended and supplemented from time to time, provides the basic information investors should know before investing, and may be obtained without charge by calling U.S. Bancorp Fund Services, LLC ("U.S. Bancorp" or the "Transfer Agent"), at the telephone number listed on the cover. This SAI, which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the Prospectus. This SAI is not an offer of any Fund for which an investor has not received a Prospectus.

              DESCRIPTION OF THE FUNDS, THEIR INVESTMENTS AND RISKS

CLASSIFICATION

The Bond Fund is a non-diversified, open-end management investment company. The Equity Fund and the High Yield Fund are diversified open-end management investment companies.

PORTFOLIO INVESTMENTS

BOND FUND. The Bond Fund may invest in a wide variety of fixed-income securities issued anywhere in the world, including the United States. The Bond Fund may purchase debt obligations consisting of bonds, debentures and notes issued or guaranteed by the United States or foreign governments, their agencies, instrumentalities or political subdivisions, as well as supranational entities organized or supported by several national governments, such as the International Bank for Reconstruction and Development (World Bank) or the European Investment Bank. The Bond Fund also may purchase debt obligations of U.S. or foreign corporations that are issued in a currency other than U.S. dollars. The Bond Fund currently contemplates that it will invest in obligations denominated in the currencies of a variety of countries, including, but not limited to, Australia, Canada, Czech Republic, Denmark, Egypt, Greece, Hong Kong, Hungary, Iceland, India, Indonesia, Japan, Mexico, New Zealand, Norway, Poland, South Africa, Sweden, Switzerland, Taiwan, Turkey, the United Kingdom and the United States. The Bond Fund may invest in securities issued in multi-national currency units, such as European Currency Units (ECUs), which is a composite of the currencies of several European countries. The Bond Fund may also invest in the single European currency (euro). In order to seek to protect against a decline in value of the Bond Fund's assets due to fluctuating currency values, the Bond Fund may engage in certain hedging strategies, as described under "Common Investment Strategies" below.

In selecting particular investments for the Bond Fund, Julius Baer Investment Management LLC (formerly, Julius Baer Investment Management, Inc.)(the "Adviser") will seek to mitigate investment risk by limiting its investments to quality fixed-income securities. The Bond Fund may not invest in governmental or corporate bonds rated at the time of purchase below "Baa" or better by Moody's Investors Service, Inc. ("Moody's") or "BBB" by Standard & Poor's Rating Service, a division of McGraw-Hill Companies ("S&P"). The Bond Fund may invest in securities with equivalent ratings from another recognized rating agency and non-rated issues that are determined by the Adviser to have financial characteristics that are comparable and that are otherwise similar in quality to the rated issues it purchases. If a security is downgraded below the minimum rating necessary for investment by the Bond Fund, the Bond Fund will consider disposing of the security within a reasonable time period. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality. For a description of the rating systems of Moody's and S&P, see the Appendix to this SAI.

The Adviser will allocate investments among securities of particular issuers on the basis of its views as to the yield, duration, maturity, issue classification and quality characteristics of the securities, coupled with expectations regarding the economy, movements in the general level and term of interest rates, currency values, political developments and variations in the supply of funds available for investment in the world bond market relative to the demands placed upon it. Fixed-income securities denominated in currencies other than the U.S. dollar or in multinational currency units are evaluated on the strength of the particular currency against the U.S. dollar as well as on the current and expected levels of interest rates in the country or countries. Currencies generally are evaluated on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. In addition to the foregoing, the Bond Fund may seek to take advantage of differences in relative values of fixed-income securities among various countries.

EQUITY FUND. The Equity Fund may invest in a wide variety of international equity securities issued anywhere in the world, normally excluding the United States. The Equity Fund currently contemplates that it will invest in securities denominated in the currencies of a variety of countries, including, but not limited to, Argentina, Australia, Brazil, Canada, Chile, China, Czech Republic, Denmark, Egypt, Hungary, Hong Kong, India, Israel, Japan, Korea, Malaysia, Mauritius, Mexico, New Zealand, Peru, Poland, Romania, Russia, Singapore, Slovak Republic, Slovenia, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom, the United States and Venezuela. The Equity Fund also may invest up to 10% of its total assets in equity warrants and interest rate warrants of international issuers. However, the Equity Fund will not invest more than 5% of its net assets in warrants that are not listed on a recognized U.S. or foreign exchange. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for newly created equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Interest rate warrants are rights that are created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, a specific bond issue or an interest rate index ("Bond Index") at a certain level over a fixed time period. Interest rate warrants can typically be exercised in the underlying instrument or settled in cash. The Equity Fund may invest in securities issued in multi-national currency units, such as ECUs and the euro. The Equity Fund may also invest in American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") or European Depository Receipts ("EDRs") (collectively, "Depository Receipts"). ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. GDRs may be traded in any public or private securities market and may represent securities held by institutions located anywhere in the world. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. The Equity Fund may invest in Depository Receipts through "sponsored" or "unsponsored" facilities if issues of such Depository Receipts are available and are consistent with the Equity Fund's investment objective. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored Depository Receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. In order to seek to protect against a decline in value of the Equity Fund's assets due to fluctuating currency rates, the Equity Fund may engage in certain hedging strategies, as described under "Common Investment Strategies" below.

The Equity Fund will invest substantially all of its assets in equity securities when the Adviser believes that the relevant market environment favors profitable investing in those securities. Equity investments are selected in industries and companies that the Adviser believes are experiencing favorable demand for their products and services, and which operate in a favorable regulatory and competitive climate. The Adviser's analysis and selection process focuses on growth potential; investment income is not a consideration. In addition, factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships and prospects for economic growth among countries, regions or geographic areas may warrant consideration in selecting foreign equity securities. Generally, the Equity Fund intends to invest in marketable securities that are not restricted as to public sale. Most of the purchases and sales of securities by the Equity Fund will be effected in the primary trading market for the securities. The primary trading market for a given security generally is located in the country in which the issuer has its principal office. While no assurances can be given as to the specific issuers of the equity securities in which the Fund will invest, the Fund has a bias toward large capitalization companies but, the Equity Fund will invest in the equity securities of small and mid capitalization, companies when the Adviser believes that such investments represent a beneficial investment opportunity for the Fund.

Although the Equity Fund normally invests primarily in equity securities, it may increase its cash or non-equity position when the Adviser is unable to locate investment opportunities with desirable risk/reward characteristics. The Equity Fund may invest in preferred stocks that are not convertible into common stock, government securities, corporate bonds and debentures, including high-risk and high-yield debt instruments (but in no event will an amount exceeding 10% of the Fund's total assets be invested in such high-risk/high-yield securities), high-grade commercial paper, certificates of deposit or other debt securities when the Adviser perceives an opportunity for capital growth from such securities or so that the Equity Fund may receive a return on idle cash. The Equity Fund also may invest up to 5% of its total assets in gold bullion and coins, which, unlike investments in many securities, earn no investment income. Since a market exists for such investments, the Adviser believes gold bullion and coins should be considered a liquid investment. The Equity Fund intends to limit its investments in debt securities to securities of U.S. companies, the U.S. Government, foreign governments, domestic or foreign governmental entities and supranational organizations such as the European Economic Community and the World Bank. When the Equity Fund invests in such securities, investment income may increase and may constitute a large portion of the return of the Fund but, under these certain circumstances, the Equity Fund would not expect to participate in market advances or declines to the extent that it would if it remained fully invested in equity securities.

HIGH YIELD FUND. The High Yield Fund may invest in investment grade fixed income securities or below investment grade, fixed income securities (commonly known as "junk bonds") of issues located throughout the world, including the United States. The High Yield Fund may purchase fixed income obligations consisting of bonds, debentures and notes issued or guaranteed by the U.S. or foreign governments, their agencies, instrumentalities or political subdivisions, as well as supranational entities organized or supported by several national governments, such as the International Bank for Reconstruction and Development (the World Bank) or the European Investment Bank. The High Yield Fund may purchase both sovereign debt that trades within the country in which it is issued and sovereign debt that is tradable outside of the country of issuance. The Fund may purchase debt obligations denominated in U.S. dollars or foreign currencies. The High Yield Fund currently contemplates that it will invest in obligations denominated in the currencies of a variety of countries, including, but not limited to, Australia, Canada, Czech Republic, Denmark, Egypt, Greece, Hong Kong, Hungary, India, Indonesia, Japan, Mexico, New Zealand, Norway, Poland, South Africa, Sweden, Switzerland, Taiwan, Turkey, the United Kingdom and the United States. The High Yield Fund may also invest in those countries denominated in the Euro. In order to seek to protect against a decline in value of the High Yield Fund's assets due to fluctuating currency values, the High Yield Fund may engage in certain hedging strategies, as described under "Investment Strategies" below.

The High Yield Fund invests in high yield, high risk bonds, which are those bonds rated at the time of purchase below BBB by Standard & Poor's Corporation ("S&P") and below Baa by Moody's Investors Service, Inc. (Moody's). Investors should be aware that ratings are relative and subjective and are not absolute standards of quality. The Fund may invest in securities with ratings from a recognized rating agency other than S&P or Moody's if those securities have a rating that is at least equivalent to a rating that would be acceptable for the Fund to purchase if given by S&P or Moody's. If a security is not rated, the Fund may invest in the security if the Adviser determines that the security is comparable in quality to rated securities that the Fund may purchase. The Fund may invest in securities in the lowest rating category and securities in default.

                          COMMON INVESTMENT STRATEGIES

In attempting to achieve their investment objectives, the Funds may engage in a variety of investment strategies.

CONVERTIBLE SECURITIES AND BONDS WITH WARRANTS ATTACHED

Each Fund may invest in fixed-income obligations convertible into equity securities, and bonds issued as a unit with warrants. Convertible securities in which a Fund may invest, comprised of both convertible debt and convertible preferred stock, may be converted at either a stated price or at a stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds, and, in addition, fluctuates in relation to the underlying common stock. The Bond Fund does not intend to retain in its portfolio the common stock received upon conversion of a convertible security or exercise of a warrant and will sell such stocks as promptly as it can and in a manner that it believes will reduce the risk to the Funds of a loss in connection with the sale. The Bond Fund does not intend to retain in its portfolio any warrant acquired as a unit with bonds if the warrant begins to trade separately from the related bond. The High Yield Fund may hold in it's portfolio any warrant acquired as a unit with bonds if the warrant begins to trade separately from the related bond. However, the High Yield Fund does not currently expect such warrants to represent more than 5% of its assets.

MONEY MARKET INVESTMENTS

Each Fund may invest up to 20% of its total assets in short-term investment grade money market obligations. In addition, on occasion, the Adviser may deem it advisable to adopt a temporary defensive posture by investing a larger percentage of its assets in short-term money market obligations. These short-term instruments, which may be denominated in various currencies, consist of obligations of U.S. and foreign governments, their agencies or instrumentalities; obligations of foreign and U.S. banks; and commercial paper of corporations that, at the time of purchase, have a class of debt securities outstanding that is rated A-2 or higher by S&P or Prime-2 or higher by Moody's or is determined by the Adviser to be of equivalent quality. Any short-term obligation rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody's, the equivalent from another rating service or, if unrated, in the opinion of the Adviser determined to be an issue of comparable quality, will be a permitted investment. For temporary defensive purposes, including during times of international political or economic uncertainty, Funds could also invest without limit in securities denominated in U.S. dollars through investment in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (U.S. Government securities) (including repurchase agreements with respect to such securities).

CURRENCY, INTEREST RATE AND STOCK INDEX FUTURES CONTRACTS AND OPTIONS ON FUTURES

A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified foreign currency at a specified price, date, time and place. Interest rate and stock-index futures contracts are standardized contracts traded on commodity exchanges involving an obligation to purchase or sell a predetermined amount of a debt or equity security at a fixed date and price. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. When deemed advisable by the Adviser, each Fund may enter into currency futures contracts, interest rate and stock-index futures contracts or related options that are traded on U.S. or foreign exchanges. The Equity Fund also may enter into options contracts relating to gold bullion. Such investments by a Fund may be made for the purpose of hedging against the effects of changes in the value of its portfolio securities due to anticipated changes in interest rates, currency values and market conditions and when the transactions are economically appropriate to the reduction of risks inherent in the management of a Fund. With respect to each long position in a futures contract or option thereon, the underlying commodity value of such contract always will be covered by cash and cash equivalents or other liquid assets set aside, plus accrued profits held at a Fund's custodian or at the commodity dealer.

CURRENCY EXCHANGE TRANSACTIONS AND OPTIONS ON FOREIGN CURRENCIES

Each Fund may engage in currency exchange transactions and purchase put and call options on foreign currencies. Each Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or through entering into forward contracts to purchase or sell currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large U.S. or foreign commercial banks) and their customers. The Funds may enter into a forward contract in the following two circumstances:

           (1) When a Fund purchases a foreign currency denominated security for settlement in the near future, it may immediately purchase in the forward market the foreign currency needed to pay for and settle the transaction.

           (2) When the Adviser believes that the currency of a specific country may deteriorate against another currency, a Fund may enter into a forward contract to sell the less attractive currency and buy the more attractive one. The amount in question could be more or less than the value of a Fund's securities denominated in the less attractive currency. While such actions are intended to protect the Funds from adverse currency movements, there is a risk that the currency movements involved will not be properly anticipated. Use of this currency hedging technique may also be limited by management's need to protect the U.S. tax status of the Funds as regulated investment companies.

To support its obligation when a Fund enters into a forward contract to buy or sell currencies, such Fund will earmark or segregate cash or liquid securities having a value at least equal to its obligation or continue to own or have the right to sell or acquire, respectively, the currency subject to the forward contract.

An option on a foreign currency, which may be entered into on a U.S. or foreign exchange or in the over-the-counter market, gives the purchaser, in return for a premium, the right to sell, in the case of a put, and buy, in the case of a call, the underlying currency at a specified price during the term of the option.

Each Fund may also invest in instruments offered by brokers that combine forward contracts, options and securities in order to reduce foreign currency exposure.

COVERED OPTION WRITING

Each Fund may write options to generate current income or as hedges to reduce investment risk. Each Fund may write put and call options on up to 25% of the net asset value of the securities in its portfolio and will realize fees (referred to as "premiums") for granting the rights evidenced by the options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period. Thus, the purchaser of a put option written by a Fund has the right to compel such Fund to purchase from it the underlying security at the agreed-upon price for a specified time period, while the purchaser of a call option written by a Fund has the right to purchase from such Fund the underlying security owned by the Fund at the agreed-upon price for a specified time period.

Upon the exercise of a put option written by a Fund, such Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a Fund, such Fund may suffer an economic loss equal to the excess of the security's market value at the time of the option's exercise over the greater of (i) the Fund's acquisition cost of the security and (ii) the exercise price, less the premium received for writing the option.

The Funds will write only covered options. Accordingly, whenever a Fund writes a call option it will continue to own or have the present right to acquire the underlying security for as long as it remains obligated as the writer of the option. To support its obligation to purchase the underlying security if a put option is exercised, a Fund will either (1) earmark or segregate cash or liquid securities having a value at least equal to the exercise price of the underlying securities or (2) continue to own an equivalent number of puts of the same "series" (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying security) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account).

Each Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). To affect a closing purchase transaction, a Fund would purchase, prior to the holder's exercise of an option that a Fund has written, an option of the same series as that on which such Fund desires to terminate its obligation. The obligation of a Fund under an option that it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as the result of the transaction. There can be no assurance that a Fund will be able to affect closing purchase transactions at a time when it wishes to do so. To facilitate closing purchase transactions, however, the Fund will write options only if a secondary market for the option exists on a recognized securities exchange or in the over-the-counter market. Option writing for the Funds may be limited by position and exercise limits established by securities exchanges and the National Association of Securities Dealers, Inc. (NASD). Furthermore, a Fund may, at times, have to limit its option writing in order to qualify as a regulated investment company under the Code. Each Fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position. The Funds bear the risk that the prices of the securities being hedged will not move in the same amount as the hedge. Each Fund will engage in hedging transactions only when deemed advisable by the Adviser. Successful use by a Fund of options will depend on the Adviser's ability to correctly predict movements in the direction of the security or currency underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance.

OPTIONS ON STOCK INDICES

The International Equity Fund and High Yield Fund may purchase and sell call and put options on stock indices. A Fund generally may sell options on stock indices for the purpose of increasing gross income and to protect the Fund against declines in the value of securities they own or increases in the value of securities to be acquired, although a Fund may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. A Fund's possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier."

PURCHASING PUT AND CALL OPTIONS ON SECURITIES

Each Fund may purchase put and call options that are traded on foreign as well as U.S. exchanges and in the over-the-counter market. A Fund may utilize up to 2% of its assets to purchase put options on portfolio securities and may do so at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. A Fund may utilize up to 2% of its assets to purchase call options on portfolio securities. Call options may be purchased by a Fund in order to acquire the underlying securities for the Fund at a price that avoids any additional cost that would result from a substantial increase in the market value of a security. A Fund also may purchase call options to increase its return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security.

Prior to their expirations, put and call options may be sold in closing sale transactions (sales by a Fund, prior to the exercise of options that it has purchased, of options of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless and a Fund will lose the premium paid for the option.

SECURITIES OF OTHER INVESTMENT COMPANIES

Each Fund may invest in securities of other investment companies to the extent permitted under the 1940 Act. Presently, under the 1940 Act, a fund is permitted to hold securities of another investment company in amounts which (a) do not exceed 3% of the total outstanding voting stock of such company, (b) do not exceed 5% of the value of a fund's total assets and (c) when added to all other investment company securities held by such fund, do not exceed 10% of the value of the fund's total assets. Investors should note that investment by a Fund in the securities of other investment companies would involve the payment of duplicative fees (once with the Fund and again with the investment company in which the Fund invests).

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements on portfolio securities with member banks of the Federal Reserve System and certain non-bank dealers.
Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during such Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the retail price provided in the agreement, including interest.

In addition, although the Bankruptcy Code provides protection for most repurchase agreements, in the event that the other party to a repurchase agreement becomes bankrupt, the Fund may experience delay or be prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert this right. To evaluate this risk, the Adviser has been delegated responsibility by the Trust's Board of Trustees for monitoring the creditworthiness of those bank and non-bank dealers with which the Funds enter into repurchase agreements. A repurchase agreement is considered to be a loan under the 1940 Act. Under normal market conditions, a Fund may invest up to 20% of its total assets in repurchase agreements, although, for temporary defensive purposes, a Fund may invest in these agreements without limit.

WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS

The Funds may utilize up to 20% of their total assets to purchase securities on a when-issued basis and purchase or sell securities on a delayed-delivery basis. In these transactions, payment for and delivery of the securities occurs beyond the regular settlement dates, normally within 30-45 days after the transaction. A Fund will not enter into a when-issued or delayed-delivery transaction for the purpose of leverage, although, to the extent the Fund is fully invested, these transactions will have the same effect on net asset value per share as leverage. A Fund may, however, sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction if its Adviser deems it advantageous to do so. The payment obligation and the interest rate that will be received in when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. A Fund will not accrue income with respect to a debt security it has purchased on a when-issued or delayed-delivery basis prior to its stated delivery date but will continue to accrue income on a delayed-delivery security it has sold. When-issued securities may include securities purchased on a "when, as and if issued" basis under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. A Fund will earmark or segregate cash or liquid securities in an amount equal to the amount of its when-issued and delayed-delivery purchase commitments, and will segregate the securities underlying commitments to sell securities for delayed delivery. Placing securities rather than cash in the segregated account may have a leveraging effect on a Fund's net assets.

RULE 144A SECURITIES AND SECTION 4(2) COMMERCIAL PAPER

Each Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (1933 Act), but that can be sold to "qualified institutional buyers" in accordance with the requirements stated in Rule 144A under the 1933 Act (Rule 144A Securities) or sold pursuant to Section 4(2) of the 1933 Act (4(2) Commercial Paper). A Rule 144A Security or 4(2) Commercial Paper may be considered illiquid and therefore subject to a Fund's 15% limitation on the purchase of illiquid securities, unless the Trust's Board of Trustees or its delegate determines on an ongoing basis that an adequate trading market exists for the security. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board of Trustees has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring liquidity of Rule 144A Securities and 4(2) Commercial Paper, although the Board of Trustees retains ultimate responsibility for any determination regarding liquidity. The Board of Trustees will consider all factors in determining the liquidity of Rule 144A Securities and 4(2) Commercial Paper. The Board of Trustees will carefully monitor any investments by the Funds in Rule 144A Securities and 4(2) Commercial Paper.

LENDING PORTFOLIO SECURITIES

Each Fund is authorized to lend securities it holds to brokers, dealers and other financial organizations. Loans of a Fund's securities may not exceed 33 1/3% of the Fund's net assets. A Fund's loans of securities will be collateralized by cash, letters of credit or U.S. Government securities that will be maintained at all times in a segregated account with such Fund's custodian in an amount at least equal to the current market value of the loaned securities. From time to time, a Fund may pay a part of the interest earned from the investment collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

By lending its portfolio securities, a Fund can increase its income by continuing to receive interest on the loaned securities, by investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when U.S. Government securities are used as collateral. A Fund will adhere to the following conditions whenever it lends its securities: (1) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower, which securities will be maintained by daily marking-to-market; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Fund must terminate the loan and regain the right to vote the securities.

If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a Fund is not able to recover the securities loaned, a Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Loans will be made only to parties deemed by the Adviser to be in good standing and when, in the Adviser's judgment, the income earned would justify the risks. Cash received as collateral through loan transactions may be invested in other securities eligible for purchase by the Fund. The investment of cash collateral subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

HIGH-YIELD/HIGH-RISK BONDS

The High Yield Fund may invest all of its assets; and the Equity Fund may invest up to 10% of its total assets in high-yield/high-risk bonds. Lower rated bonds involve a higher degree of credit risk, the risk that the issuer will not make interest or principal payments when due. Such bonds may have predominantly speculative characteristics. In the event of an unanticipated default, the Fund would experience a reduction in its income and could expect a decline in the market value of the securities so affected. More careful analysis of the financial condition of each issuer of lower grade securities is therefore necessary. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

The market prices of lower grade securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or, in the case of corporate issuers, individual corporate developments. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Lower rated securities may also have less liquid markets than higher rated securities, and their liquidity as well as their value may be adversely affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a negative impact on the market for high-yield/high-risk bonds.

UNRATED DEBT SECURITIES

The Funds may invest in unrated debt instruments of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Sovereign debt of foreign governments is generally rated by country. Because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly, the Adviser may treat such securities as unrated debt. See the Appendix for a description of bond rating categories.

                 ADDITIONAL INFORMATION ON INVESTMENT PRACTICES

FOREIGN INVESTMENTS

Investors should recognize that investing in foreign companies involves certain considerations, including those discussed below, which are not typically associated with investing in U.S. issuers. Since the Funds will be investing substantially in securities denominated in currencies other than the U.S. dollar, and since the Funds may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of a Fund's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Funds.

The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the United States and the particular foreign country, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United States and other foreign countries important to international trade and finance. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.

Many of the foreign securities held by the Funds will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign issuers are generally not subject to uniform financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Funds, political or social instability, or domestic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. The Funds may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure to the Funds of market and foreign exchange fluctuations brought about by such delays, and due to the corresponding negative impact on Fund liquidity, the Funds will avoid investing in countries which are known to experience settlement delays which may expose the Funds to unreasonable risk of loss.

The interest payable on each Fund's foreign securities may be subject to foreign withholding taxes, and while investors may be able to claim some credit or deduction for such taxes with respect to their allocated shares of such foreign tax payments, the general effect of these taxes will be to reduce the Fund's income. Additionally, the operating expenses of the Fund, such as custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, are higher than those costs incurred by investment companies investing exclusively in U.S. securities, but are not higher than those paid by many other international or global funds.

Each Fund will not invest more than 25% of its assets in the securities of supranational entities.

INVESTING IN EMERGING MARKETS

From time to time the Funds may invest in securities of issuers located in emerging market countries. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that are less liquid and trade a small number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

"Emerging markets" are located in the Asia-Pacific region, Central and Eastern Europe, Latin America, South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristics of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. A Fund may be required to establish special custodian or other arrangements before making investments in securities of issuers located in emerging market countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

FUTURES ACTIVITIES

The Equity Fund may enter into stock index futures contracts, interest rate futures contracts and foreign currency futures contracts. The High Yield and Bond Funds may enter into interest rate securities futures contracts and foreign currency futures contracts. The Funds may also purchase or write related options that are traded on foreign as well as U.S. exchanges.

Entering into a futures contract enables a Fund to seek to protect its assets from fluctuations in value without necessarily buying or selling the assets. A Fund may not enter into futures transactions, other than those considered to be "bona fide" hedging by the Commodity Futures Trading Commission, if the sum of the amount of initial margin deposits on its existing futures contracts and premiums paid for unexpired options would exceed 5% of the fair market value of such Fund's total assets, after taking into account unrealized profits and unrealized losses on commodity contracts into which it has entered. A Fund will not use leverage when it enters into long futures or options contracts and for each such long position such Fund will deposit cash, or other liquid assets, having a value equal to the underlying commodity value of the contract as collateral with its custodian or approved futures commission merchant (FCM) in a segregated account.

The value of portfolio securities will far exceed the value of the futures contracts sold by a Fund. Therefore, an increase in the value of the futures contracts could only mitigate but not totally offset the decline in the value of such Fund's assets. No consideration is paid or received by a Fund upon entering into a futures contract. Upon entering into a futures contract, a Fund will be required to deposit in a segregated account with its custodian or approved FCM an amount of cash or other liquid assets equal to a portion of the contract amount. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to such Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate such Fund's existing position in the contract.

There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts is subject to the ability of the Adviser to predict correctly movements in the price of the securities or currencies and the direction of the stock indices underlying the particular hedge. These predictions and, thus, the use of futures contracts involve skills and techniques that are different from those involved in the management of the portfolio securities being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying securities or currencies and movements in the price of the securities, which are the subject of the hedge. A decision concerning whether, when and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends in interest rates.

Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market exists for such contracts. Although the Funds intend to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Funds to substantial losses. In such event, and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of such Fund's securities being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

If a Fund has hedged against the possibility of an event adversely affecting the value of securities held in its portfolio and that event does not occur, such Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance. In addition, in such situations, if a Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. These sales of securities could, but will not necessarily, be at increased prices which reflect the change in interest rates or currency values, as the case may be.

OPTIONS ON FUTURES CONTRACTS

The Equity Fund may purchase and write put and call options on interest rate, stock index and foreign currency futures contracts that are traded on a U.S. exchange or board of trade. The Bond and High Yield Funds may purchase and write put and call options on interest rate and foreign currency futures contracts that are traded on a U.S. exchange or board of trade. These transactions may be used as a hedge against changes in interest rates and market conditions. The Funds may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

An option on an interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a fixed-income or equity security futures contract at a specified exercise price at any time prior to the expiration date of the option. An option on a foreign currency futures contract, as contrasted with the direct investment in the contract, gives the purchaser the right, but not the obligation, to assume a long or short position in the relevant underlying currency at a predetermined exercise price at a time in the future. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Funds.

There are several risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options will be based upon predictions as to anticipated trends in interest rates and securities markets by a Fund's Adviser, which could prove to be incorrect. Even if those expectations were correct, there may be an imperfect correlation between the change in the value of the options and of the portfolio securities hedged.

CURRENCY HEDGING TRANSACTIONS

The value in U.S. dollars of the assets of the Funds that are invested in foreign securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies. The Funds, therefore, may engage in currency hedging transactions to protect against uncertainty in the level of future exchange rates. Income received from such transactions could be used to pay a Fund's expenses and would increase an investor's total return. The Funds will conduct foreign currency transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency market or through forward foreign exchange contracts to purchase or sell currency. The Funds also are authorized to purchase and sell listed foreign currency options and options on foreign currency futures for hedging purposes.

FORWARD CURRENCY CONTRACTS

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A Fund's dealings in forward currency exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions denominated or quoted in that currency or in another currency in which portfolio securities are denominated, the movements of which tend to correlate to the movement in the currency sold forward (hedged currency). A Fund may not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in or currently convertible into that particular currency or the hedged currency. If a Fund enters into a position hedging transaction, cash or liquid securities will be earmarked or segregated in an amount equal to the value of that Fund's total assets committed to the consummation of the forward contract or the Fund will own the currency subject to the hedge, or the right to buy or sell it as the case may be. If the value of the securities earmarked or segregated declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of such Fund's commitment with respect to the contract. Hedging transactions may be made from any foreign currency into U.S. dollars or into other appropriate currencies.

At or before the maturity of a forward contract, a Fund may either sell a portfolio security and take delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which such Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.

If a devaluation is generally anticipated, a Fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates. In light of the requirements that the Funds must meet to qualify as regulated investment companies under the Internal Revenue Code of 1986, as amended (Code) for a given year, the Funds currently intend to limit their gross income from currency transactions to less than 10% of gross income for that taxable year.

FOREIGN CURRENCY OPTIONS

The Funds may purchase put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates. Foreign currency options generally have three, six and nine month expiration cycles. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires.

A Fund may use foreign currency options under the same circumstances that it could use forward currency exchange transactions. A decline in the dollar value of a foreign currency in which a Fund's securities are denominated, for example, will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of securities it holds, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, such Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to a Fund derived from purchases of foreign currency options, like the benefit derived from other types of options, will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in the rates.

FOREIGN CURRENCY FUTURES AND RELATED OPTIONS

The Funds may enter into currency futures contracts to purchase and sell currencies. They also may purchase options on currency futures. Foreign currency futures are similar to forward currency contracts, except that they are traded on commodities exchanges and are standardized as to contract size and delivery date. In investing in such transactions, a Fund would incur brokerage costs and would be required to make and maintain certain "margin" deposits. A Fund also would be required to earmark or segregate assets or otherwise cover, as described above, the futures contracts requiring the purchase of foreign currencies. These limitations are described more fully above under the heading "Futures Activities." Most currency futures call for payment or delivery in U.S. dollars.

Options on foreign currency futures entitle a Fund, in return for the premium paid, to assume a position in an underlying foreign currency futures contract. An option on a foreign currency futures contract, in contrast to a direct investment in the contract, gives the purchaser the right, but not the obligation, to assume a long or short position in the relevant underlying currency at a predetermined price at a time in the future.

Currency futures and related options are subject to the risks of other types of futures activities, as described above. In addition, while the value of currency futures and options on futures can be expected to correlate with exchange rates, it will not reflect other factors that may affect the value of a Fund's investments. A currency hedge, for example, should protect a Yen-denominated security against a decline in the Yen, but will not protect a Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of a Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of currency futures contracts to the value of the Fund's investments denominated in that currency over time.

A more detailed discussion of futures contracts and options on futures contracts, including the risks associated with such transactions and certain limitations on the percentage of assets that may be used in such transactions, can be found under the heading "Futures Activities."

OPTIONS ON SECURITIES

In order to hedge against adverse market shifts, each Fund may utilize up to 2% of its total assets to purchase put options on securities and an additional 2% of its total assets to purchase call options on securities, in each case that are traded on foreign as well as U.S. exchanges or in the over-the-counter market. In addition, a Fund may write covered call options and put options on up to 25% of the net asset value of the securities in its portfolio. A Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the call options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period. Thus, the purchaser of a call option written by a Fund has the right to purchase from such Fund the underlying security owned by the Fund at the agreed-upon price for a specified time period. A Fund may write only covered call options. Accordingly, whenever a Fund writes a call option it will continue to own or have the present right to acquire the underlying security without additional consideration for as long as it remains obligated as the writer of the option.

The principal reason for writing covered call options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, a Fund as the call writer retains the risk of a decline in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. A Fund may write (a) in-the-money call options when its Adviser expects that the price of the underlying security will remain flat or decline moderately during the option period, (b) at-the-money call options when its Adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (c) out-of-the-money call options when its Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received.

So long as the obligation of a Fund as the writer of an option continues, such Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, a Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (Clearing Corporation) and of the securities exchange on which the option is written.

An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. The Funds may purchase and write options on securities on U.S. and foreign securities exchanges or in the over-the-counter market.

A Fund may realize a profit or loss upon entering into a closing transaction. In cases where a Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when a Fund has purchased an option and engages in a closing sale transaction, whether such Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.

Although a Fund will generally purchase or write only those options for which its Adviser believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Fund's ability to terminate options positions established in the over-the-counter market may be more limited than for exchange-traded options and also may involve the risk that securities dealers participating in over-the-counter transactions would fail to meet their obligations to a Fund. Each Fund, however, intends to purchase over-the-counter options only from dealers whose debt securities, as determined by its Adviser, are considered to be investment grade. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. In either case, a Fund would continue to be at market risk on the security and could face higher transaction costs, including brokerage commissions.

Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Funds and other clients of the Adviser and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. Dollar amount limits apply to U.S. Government securities. These limits may restrict the number of options a Fund will be able to purchase on a particular security.

In the case of options written by a Fund that are deemed covered by virtue of such Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, a Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, a Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but a Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Additional risks exist with respect to certain of the U.S. Government securities for which a Fund may write covered call options. If a Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, a Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

In addition to writing covered options for other purposes, a Fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedged position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio position being offset by a loss on the hedged position. A Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedge. A Fund will engage in hedging transactions only when deemed advisable by its Adviser. Successful use by a Fund of options will be subject to its Adviser's ability to predict correctly movements in the direction of the securities underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance.

OPTIONS ON GOLD

For hedging purposes, the Equity Fund may purchase put and call options on gold and write covered call options on gold in an amount which, when added to its assets committed to margin and premiums for gold futures contracts and related options, does not exceed 5% of the Fund's net assets. The Fund will only enter into gold options that are traded on a regulated domestic commodities exchange or foreign commodities exchanges approved for this purpose by the Commodity Futures Trading Commission.

SWAPS, CAPS, FLOORS AND COLLARS

Among the transactions into which the Funds may enter are interest rate, currency, index and total return swaps and the purchase or sale of related caps, floors and collars. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Funds anticipate purchasing at a later date. Interest rate swaps involve the exchange by the with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Funds will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser believes such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to its borrowing restrictions. The Funds will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the counterparty, the Funds may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

The Funds may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Funds would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Funds would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Funds would keep the stream of payments and would have no payment obligations. As the seller, the Funds would be subject to investment exposure on the notional amount of the swap.

The Funds may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held it its portfolio, in which case the Funds would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to the Funds in the event of a default.

OPTIONS ON SWAP AGREEMENTS

The Funds may enter into options on swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options. Depending on the terms of a particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon the exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

SHORT SALES "AGAINST THE BOX"

In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. Each Fund may engage in short sales if at the time of the short sale such Fund owns or has the right to obtain an equal amount of the security being sold short. This investment technique is known as a short sale "against the box."

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund engages in a short sale, the collateral for the short position will be maintained by such Fund's custodian or qualified sub-custodian. While the short sale is open, a Fund will earmark or segregate an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute such Fund's long position. Not more than 10% of a Fund's net assets (taken at current value) may be held as collateral for such short sales at any one time.

The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when a Fund wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Code. In such case, any future losses in a Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Funds will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

FIXED-INCOME INVESTMENTS

The performance of the debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. Generally, shorter term securities are less sensitive to interest rate changes, but longer term securities offer higher yields. A Fund's share price and yield will also depend, in part, on the quality of its investments. While U.S. Government securities are generally of high quality, government securities that are not backed by the full faith and credit of the United States and other debt securities may be affected by changes in the creditworthiness of the issuer of the security. The extent that such changes are reflected in a Fund's share price will depend on the extent of the Fund's investment in such securities.

U.S. GOVERNMENT SECURITIES

The Funds may invest in debt obligations of varying maturities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (U.S. Government securities). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. Government securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business
Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. The Funds also may invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the U.S. Government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if its Adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

DEPOSITORY RECEIPTS

The Funds may invest in American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") or European Depository Receipts ("EDRs") (collectively, "Depository Receipts"). ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. GDRs may be traded in any public or private securities market and may represent securities held by institutions located anywhere in the world. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. The Funds may invest in Depository Receipts through "sponsored" or "unsponsored" facilities if issues of such Depository Receipts are available and are consistent with the Fund's investment objective. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored Depository Receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

INTERNATIONAL WARRANTS

The High Yield Fund may invest in warrants of global issuers. The Equity Fund may invest up to 10% of its total assets in warrants of international issuers. The Fund's holdings of warrants will consist of equity warrants, index warrants, covered warrants, interest rate warrants and long term options of, or relating to, international issuers. Warrants are securities that give the holder the right, but not the obligation, to subscribe for newly created equity issues (consisting of common and preferred stock, convertible preferred stock and warrants that themselves are only convertible into common, preferred or convertible preferred stock) of the issuing company or a related company at a fixed price either on a certain date or during a set period. The equity issue underlying an equity warrant is outstanding at the time the equity warrant is issued or is issued together with the warrant. At the time the Equity Fund acquires an equity warrant convertible into a warrant, the terms and conditions under which the warrant received upon conversion can be exercised will have been determined; the warrant received upon conversion will only be convertible into a common, preferred or convertible preferred stock.

Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. The Equity Fund will not buy bonds with warrants attached. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of European exchanges, principally in France, Germany, Japan, Netherlands, Switzerland and the United Kingdom, and in over-the-counter markets. Since there is a readily available market for these securities, the Equity Fund Adviser believes that international warrants should be considered a liquid investment.

Index warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, an equity index at a certain level over a fixed period of time. Index warrant transactions settle in cash.

Covered warrants are rights created by an issuer, typically a financial institution, normally entitling the holder to purchase from the issuer of the covered warrant outstanding securities of another company (or in some cases a basket of securities), which issuance may or may not have been authorized by the issuer or issuers of the securities underlying the covered warrants. In most cases, the holder of the covered warrant is entitled on its exercise to delivery of the underlying security, but in some cases the entitlement of the holder is to be paid in cash the difference between the value of the underlying security on the date of exercise and the strike price. The securities in respect of which covered warrants are issued are usually common stock, although they may entitle the holder to acquire warrants to acquire common stock. Covered warrants may be fully covered or partially covered. In the case of a fully covered warrant, the issuer of the warrant will beneficially own all of the underlying securities or will itself own warrants (which are typically issued by the issuer of the underlying securities in a separate transaction) to acquire the securities. The underlying securities or warrants are, in some cases, held by another member of the issuer's group or by a custodian or other fiduciary for the holders of the covered warrants.

Interest rate warrants are rights that are created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, a specific bond issue or an interest rate index (Bond Index) at a certain level over a fixed time period. Interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

Long term options operate much like covered warrants. Like covered warrants, long term options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange's trading regulations. The Equity Fund and High Yield Fund will acquire only covered warrants, index warrants, interest rate warrants and long term options issued by entities deemed to be creditworthy by the Adviser, who will monitor the creditworthiness of such issuers on an on-going basis. Investment in these instruments involves the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or warrants to acquire the underlying security (or cash in lieu thereof). To reduce this risk, a Fund will limit its holdings of covered warrants, index warrants, interest rate warrants and long term options to those issued by entities that either have a class of outstanding debt securities that is rated investment grade or higher by a recognized rating service or otherwise are considered by its Adviser to have the capacity to meet their obligations to the Fund.

CORPORATE ASSET-BACKED SECURITIES

The High Yield Fund and Bond Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The
Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of credit support could adversely affect the return on an investment in such a security.

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

MORTGAGE-RELATED SECURITIES

The High Yield Fund and the Bond Fund may invest in mortgage-related securities. A mortgage-related security is an interest in a pool of mortgage loans. Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by borrowers.

AGENCY-MORTGAGE-RELATED  SECURITIES:  The  dominant  issuers  or  guarantors  of mortgage-related securities today are the Government National Mortgage Association ("GNMA"), Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA creates pass-through securities from pools of U.S. government guaranteed or insured (such as by the Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks and savings associations. Fannie Mae and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings associations, savings banks, commercial banks, credit unions and mortgage bankers.

FANNIE MAE SECURITIES: Fannie Mae is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. Fannie Mae uses its funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae pass-through security represents a proportionate interest in one or more pools of loans, including conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. Government agency). The pools consist of one or more of the following types of loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable rate mortgage loans;
(5) other adjustable rate mortgage loans; and (6) fixed-rate mortgage loans secured by multifamily projects.

FEDERAL HOME LOAN MORTGAGE CORPORATION SECURITIES: The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying FHLMC securities typically consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between 10 to 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must be whole loans, participation interests in whole loans and undivided interests in whole loans or participation in another FHLMC security.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION SECURITIES: GNMA is a wholly-owned corporate instrumentality of the U.S. Government within the Department of Housing and Urban Development. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. Fannie Mae guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal, of its pass-through securities. Fannie Mae and FHLMC securities are not backed by the full faith and credit of the United States; however, they are generally considered to present minimal credit risks. The yields provided by these mortgage-related securities historically have exceeded the yields on other types of U.S. government securities with comparable maturities in large measure due to the risks associated with prepayment.

Adjustable rate mortgage securities ("ARMs") are a form of pass-through security representing interests in pools of mortgage loans, the interest rates of which are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. The adjustment feature of ARMs tends to make their values less sensitive to interest rate changes. As the interest rates on the mortgages underlying ARMs are reset periodically, yields of such High Yield Fund securities will gradually align themselves to reflect changes in market rates. Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMs allow the Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to the Fund. Further, because of this feature, the values of ARMs are unlikely to rise during periods of declining interest rates to the same extent as fixed rate instruments.

Collateralized mortgage obligations ("CMOs") are mortgage-related securities that separate the cash flows of mortgage pools into different components called classes or "tranches." Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates. The principal of, and interest on, the collateral pool may be allocated among the several classes of a CMO in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.

The High Yield Fund and Bond Fund consider GNMA-, Fannie Mae-, and FHLMC-issued pass-through certificates, CMOs, and other mortgage-related securities to be U.S. Government securities for purposes of the Fund's investment policies.

PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES: Mortgage-related securities offered by private issuers include pass-through securities for pools of conventional residential mortgage loans; mortgage pay-through obligations and mortgage-backed bonds, which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and CMOs which are collateralized by mortgage-related securities issued by GNMA, Fannie Mae, FHLMC or by pools of conventional mortgages. The Fund limits its investments in privately issued mortgage-related securities to "mortgage related securities" within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended.

The High Yield Fund and Bond Fund may invest in, among other things, "parallel pay" CMOs, Planned Amortization Class CMOs ("PAC Bonds") and REMICs. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICS, which are known as "regular" interests, or "residual" interests. The Fund will not invest in residual REMICs. Guaranteed REMIC pass-through certificates (REMIC Certificates) issued by Fannie Mae, FHLMC or GNMA represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae.
GNMA REMIC certificates are supported by the full faith and credit of the U.S. Treasury.

Parallel pay CMOs, as well as REMICs, are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which like the other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.

Mortgage-related securities created by private issuers generally offer a higher rate of interest (and greater credit and interest rate risk) than U.S. Government and U.S. Government Mortgage-related securities because they offer no direct or indirect government guarantees of payments. However, many issuers or servicers of mortgage-related securities guarantee, or provide insurance for, timely payment of interest and principal on such securities.

Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life. Like fixed income securities in general, mortgage-related securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancing of home mortgages, with the result that the average life of mortgage-related securities held by the High Yield Fund may be lengthened. As average life extends, price volatility generally increases. For that reason, extension of average life causes the market price of the mortgage-related securities to decrease further when interest rates rise than if the average lives were fixed. Conversely, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk. Prepayments in mortgages tend to increase, average life tends to decline and increases in value are correspondingly moderated.

BRADY BONDS

The High Yield Fund may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas
F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the High Yield Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the High Yield Fund to suffer a loss of interest or principal on any of its holdings.

VARIABLE RATE INSTRUMENTS

The Funds may invest in variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices and at specified intervals. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. The Adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Some of the demand instruments are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or a third party providing credit support. If a demand instrument is not traded in the secondary market, the Funds will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days, in which case the instrument will be characterized as "not readily marketable" and therefore illiquid. In the event that and issuer of such instruments were to default on its payment obligations, the Fund might be unable to dispose of the instrument because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

BANK OBLIGATIONS

The Funds may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by governmental regulation. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

EXCHANGE TRADED FUNDS (ETFS)

The High Yield and Equity Funds may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

REAL ESTATE INVESTMENT TRUSTS (REITS)

The High Yield Fund may invest in shares of REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Code. Each Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

STRUCTURED NOTES

The Funds may invest in Structured Notes. Structured Notes are derivative securities for which the amount of principal repayments and/or interest payments is based upon the movement of one or more "factors." These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices (such as the S&P 500). In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. Structured Notes may be designed to have particular quality and maturity characteristics and may vary from money market quality to below investment grade. Depending on the factor used and use of multipliers or deflators, however, changes in interest rates and movement of the factor may cause significant price fluctuations or may cause particular Structured Notes to become illiquid. A Fund would use Structured Notes to tailor its investments to the specific risks and returns an Adviser wishes to accept while avoiding or reducing certain other risks.

PORTFOLIO TURNOVER

The Funds do not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when a Fund deems it desirable to sell or purchase securities. A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

High rates of portfolio turnover can lead to increased taxable gains and higher expenses. Certain practices and circumstances could result in high portfolio turnover. For example, the volume of shareholder purchase and redemption orders, market conditions, or the Adviser's investment outlook may change over time. In addition, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. For each of the two fiscal years ended October 31, 2002 and October 31, 2003, the Bond Fund's portfolio turnover rate was 156% and 155%, respectively. For each of the two fiscal years ended October 31, 2002 and October 31, 2003, the Equity Fund's portfolio turnover rate was 93% and 111%, respectively. For the fiscal year ended October 31, 2003, the High Yield Fund's portfolio turnover rate was 83%. The High Yield Fund commenced operations in December 2002.

                             INVESTMENT LIMITATIONS

FOR THE BOND FUND AND THE EQUITY FUND

The investment limitations numbered 1 through 11 have been adopted by the Trust with respect to the Bond and Equity Funds as fundamental policies and may not be changed with respect to a Fund without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Such majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares. Investment limitations 12 through 14 may be changed by a vote of the Board of Trustees at any time without shareholder approval.

A Fund may not:

1. Borrow money or issue senior securities except that a Fund may borrow from banks for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 30% of the value of the Fund's total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any bank borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing. Whenever such borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any investments (including roll-overs). For purposes of this restriction, (a) the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and (b) collateral arrangements with respect to options, futures or forward currency contracts will not be deemed to be borrowings or pledges of the Fund's assets.

2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government securities.

3. Make loans, except that the Fund may purchase or hold publicly distributed fixed-income securities, lend portfolio securities in an amount not exceeding 33-1/3% of the Fund's net assets and enter into repurchase agreements.

4. Underwrite any issue of securities except to the extent that the investment in restricted securities and the purchase of fixed-income securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

5. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or invest in real estate limited partnerships, oil, gas or mineral exploration or development programs or oil, gas and mineral leases, except that the Fund may invest in (a) fixed-income securities secured by real estate, mortgages or interests therein, (b)
securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs and (c) futures contracts and related options and options on currencies. The entry into forward foreign currency exchange contracts is not and shall not be deemed to involve investing in commodities.

6. Make short sales of securities or maintain a short position, except that the Fund may maintain short positions in forward currency contracts, options and futures contracts and make short sales "against the box."

7. Purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except that the Fund may (a) purchase or write options on securities, indices and currencies and (b) purchase or write options on futures contracts.

8. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

9. Purchase more than 10% of the voting securities of any one issuer, more than 10% of the securities of any class of any one issuer or more than 10% of the outstanding debt securities of any one issuer; provided that this limitation shall not apply to investments in U.S. Government securities.

10. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the maintenance of margin in connection with options, forward contracts and futures contracts or related options will not be deemed to be a purchase of securities on margin.

11. Invest more than 15% of the value of the Fund's total assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days and (b) time deposits maturing in more than seven calendar days shall be considered illiquid.

12. Purchase any security if as a result the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years.

13. Purchase or retain securities of any company if, to the knowledge of the Fund, any of the Fund's officers or Trustees or any officer or director of its Adviser individually owns more than 1/2 of 1% of the outstanding securities of such company and together they own beneficially more than 5% of the securities.

14. Invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% in the case of the Bond Fund and 10% in the case of the Equity Fund of the value of the Fund's net assets. of which not more than 5% of each Fund's net assets may be invested in warrants not listed on a recognized U.S. or foreign stock exchange.

FOR THE HIGH YIELD FUND

The investment limitations below have been adopted by the Trust with respect to the High Yield Fund as fundamental policies and may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Such majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares.

The Fund may not:

1. issue senior securities except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act;

2. engage in borrowing except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act;

3. underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

4. purchase the securities of an issuer (other than securities issued or guaranteed by the United States Government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industries;

5. purchase or sell real estate except the Fund may (i) hold and sell real estate acquired as a result of the Fund's ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal or otherwise engage in transactions in real estate or interests in real estate;

6. purchase or sell physical commodities except that the Fund may (i) hold and sell physical commodities acquired as a result of the Fund's ownership of securities or other instrument; (ii) purchase or sell securities or other instruments backed by physical commodities; (iii) purchase or sell options, and
(iv) purchase or sell futures contracts; and

7. make loans to other persons except that the Fund may (i) engage in repurchase agreements; (ii) lend portfolio securities, (iii) purchase debt securities; (iv) purchase commercial paper; and (v) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

    THE FOLLOWING INVESTMENT LIMITATIONS HAVE BEEN ADOPTED BY THE TRUST WITH RESPECT TO THE HIGH YIELD FUND AS A NON-FUNDAMENTAL OPERATING POLICY. NON-FUNDAMENTAL INVESTMENT LIMITATIONS MAY BE CHANGED BY THE BOARD OF TRUSTEES AT ANY TIME WITHOUT SHAREHOLDER APPROVAL.

(i) The Fund intends to borrow money only as a temporary measure for extraordinary or emergency purposes. In addition, the Fund may engage in reverse repurchase agreements, forward roll transactions involving mortgage-backed securities or other investment techniques into for the purpose of leverage.

(ii) The following activities will not be considered to be issuing senior securities with respect to the Fund: (a) collateral arrangements in connection with any type of option, futures contract, forward contract or swap; (b) collateral arrangements in connection with initial and variation margin; (c) a pledge, mortgage or hypothecation of the Fund's assets to secure its borrowings; or (d) a pledge of the Fund's assets to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute.

FOR ALL FUNDS

    If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction. It is the intention of the Funds, unless otherwise indicated, that with respect to the Funds' policies that are the result of the application of law the Funds will take advantage of the flexibility provided by rules or interpretations of the SEC currently in existence or promulgated in the future or changes to such laws.

                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

Overall responsibility for management and supervision of the Trust and the Funds rests with the Board of Trustees. The Board of Trustees is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Funds. The Trustees approve all significant agreements between the Trust and the persons and companies that furnish services to the Trust or the Funds, including agreements with its distributor, custodian, transfer agent, investment adviser, and administrator. The day-to-day operations of the Funds are delegated to the Adviser.

TRUSTEES AND OFFICERS

The names of the Trustees and officers of the Funds, their addresses, ages, principal occupations during the past five years and other affiliations are set forth below. The Fund Complex, referred to in the charts below, is comprised of the three current series of the Trust and The European Warrant Fund, Inc.

DISINTERESTED TRUSTEES:

------------------------------------------------------------------------------------------------------------------------------------

    NAME, AGE AND ADDRESS         POSITION AND         PRINCIPAL OCCUPATION(S)       NUMBER OF PORTFOLIOS IN           OTHER
                                TERM OF OFFICE(1)      DURING PAST FIVE YEARS         FUND COMPLEX OVERSEEN         DIRECTORSHIPS(2)
                                                                                            BY TRUSTEE                  HELD
------------------------------------------------------------------------------------------------------------------------------------
Harvey B. Kaplan (66)           Trustee since        o Controller (Chief                        4              The European Warrant
80 Voice Road                   December 1995          Financial Officer), Easter                              Fund, Inc.
Carle Place, New York 11514                            Unlimited, Inc. (toy company)
------------------------------------------------------------------------------------------------------------------------------------
Robert S. Matthews (60)         Trustee since        o Partner, Matthews & Co.                  4              The European Warrant
331 Madison Avenue              June 1992              (certified public                                       Fund, Inc.
New York, New York 10017                               accountants)
------------------------------------------------------------------------------------------------------------------------------------
Gerard J.M. Vlak (70)           Trustee since        o Retired                                  3              The Rouse Company
181 Turn of the River Road      June 1992                                                                      (1996 - present)
Stamford, Connecticut 06905
------------------------------------------------------------------------------------------------------------------------------------
Peter Wolfram (50)              Trustee since        o Partner, Kelley Drye &                   3              None
c/o Bank Julius Baer & Co.,     June 1992              Warren (law firm)
Ltd.
330 Madison Avenue
New York, New York 10017
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES:

------------------------------------------------------------------------------------------------------------------------------------
    NAME, AGE AND ADDRESS         POSITION AND         PRINCIPAL OCCUPATION(S)       NUMBER OF PORTFOLIOS IN           OTHER
                                TERM OF OFFICE(1)      DURING PAST FIVE YEARS         FUND COMPLEX OVERSEEN         DIRECTORSHIPS(2)
                                                                                            BY TRUSTEE                  HELD
------------------------------------------------------------------------------------------------------------------------------------
Bernard                         Trustee Since        o General Manager and Senior                 4            Julius Baer
Spilko(3) (62)                  1993                   Vice President of Bank Julius                           Investment Funds
Bank Julius Baer & Co., Ltd.                           Baer & Co., Ltd., New York
330 Madison Avenue, New York,                          Branch, 1998 to present
NY 10017                                             o Managing Director of Julius
                                                       Baer Securities Inc., 1983 to
                                                       present
------------------------------------------------------------------------------------------------------------------------------------
Martin Vogel (4) (40)           Trustee Since        o Head of Management and                     4            The European Warrant
Julius Baer Investment Funds    March 1997             Asset Pooling, Julius Baer                              Fund, Inc.
Services                                               Holdings Ltd., 2002 to present
Freighutstrasse 12                                   o Member of the Management
Zurich, Switzerland                                    Committee, Julius Baer Ltd.,
                                                       1996 to 2002
                                                       Head of Management and Asset
                                                       Pooling, Julius Baer Holdings
                                                       Ltd., 2002 to present
------------------------------------------------------------------------------------------------------------------------------------

OFFICERS OF FUND:

The business address for each officer of the Trust, except Ms. Surprise and Ms. McFarlane, is Bank Julius Baer & Co., Ltd., 330 Madison Avenue, New York, New York 10017. The business address for Ms. Surprise and Ms. McFarlane is Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts, 02116.

------------------------------------------------------------------------------------------------------------------------------------
        NAME, AGE AND              LENGTH OF TIME SERVED                             PRINCIPAL OCCUPATION(S)
    TRUST POSITION(S) HELD           AS FUND OFFICER(5)                              DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Michael K. Quain (46)                   Since 1998            o  First Vice President of Julius Baer Investment Management,
President and Chief Executive                                    Inc. (since August 2002)
Officer                                                       o  First Vice President of Julius Baer Securities Inc.
                                                              o  First Vice President, Bank Julius Baer & Co., Ltd. New
                                                                 York Branch (1998 -2002)
                                                              o  President and Chief Executive Officer of The European
                                                                 Warrant Fund, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Denise Downey (42)                      Since 1995            o  First Vice President, Director, Institutional Investments
                                                                 (since 2002)
                                                              o  First Vice President, Head of Product Development, Bank
                                                                 Julius Baer (2001-2002)
                                                              o  Vice President, Deputy Chief Investment Officer, Bank
                                                                 Julius Baer (1995-2001)
                                                              o  Vice President, Senior Portfolio Manager, Bankers Trust
                                                                 Company (1986-1995)
------------------------------------------------------------------------------------------------------------------------------------
Greg Hopper (45)                        Since 2002            o  First Vice President of Bank Julius Baer Investment
Vice President                                                   Management, Inc. (2002-present)
                                                              o  Senior Vice President and High Yield Bond Portfolio
                                                                 Manager,  Zurich Scudder Investments (October 2000 - June
                                                                 2002)
                                                              o  High Yield Bond Portfolio Manager, Harris Investment
                                                                 Management (1999-2000)
                                                              o  High Yield Bond Portfolio Manager, Bankers Trust (1993-
                                                                 1999)
------------------------------------------------------------------------------------------------------------------------------------
Brett Gallagher (42)                    Since 1999            o  First Vice President and Deputy Chief Investment Officer
Vice President                                                   of Bank Julius Baer Investment Management, Inc. (1999-present)
                                                              o  Senior Investment Executive, The Chase Manhattan Bank and
                                                                 Morgan Guaranty Trust Company (October 1995-December 1998)
                                                              o  Senior Portfolio Manager, Bankers Trust Company, New York
------------------------------------------------------------------------------------------------------------------------------------
Richard C. Pell (50)                    Since 1995            o  Senior Vice President and Chief Investment Officer of Bank
Vice President                                                   Julius Baer & Co., Ltd., New York Branch (2000-present)
                                                              o  Senior Vice President and Chief Investment Officer of Bank
                                                                 Julius Baer & Co., Ltd., New York Branch (1995 - 2000)
------------------------------------------------------------------------------------------------------------------------------------
Donald Quigley (39)                     Since 2001            o  Vice President and Head of Global Fixed-Income Management
Vice President                                                   for Julius Baer Investment Management LLC (2001  - present)
                                                              o  Fixed Income Trader for Chase Asset Management (1993-2001)
------------------------------------------------------------------------------------------------------------------------------------
Rudolph-Riad Younes (42)                Since 1997            o  Senior Vice President and Head of International Equity
Vice President                                                   Management of Julius Baer Investment Management LLC
                                                                 (2000-present)
                                                              o  Senior Vice President and Head of International Equity
                                                                 Management,  Bank Julius Baer & Co., Ltd.,  New York Branch
                                                                 (1993 - 2000)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Craig M. Giunta (32)            Since 2001 (Secretary and     o  Vice President, Julius Baer Investment Management, LLC
Secretary, Treasurer and                Treasurer)               (2002-present)
Chief Financial Officer             Since 2003 (Chief         o  Vice President, Bank Julius Baer & Co., Ltd. New York
                                    Financial Officer)           Branch (2001 -2002)
                                                              o  Supervisor of Fund Accounting, Neuberger Berman LLC.
                                                                 (1994-2001)
                                                              o  Secretary, Treasurer (since 2001) and Chief Financial
                                                                 Officer (since 2003) of The European Warrant Fund
------------------------------------------------------------------------------------------------------------------------------------
Cynthia J. Surprise (57)                Since 1999            o  Director and Counsel, Investors Bank & Trust Company
Assistant Secretary                                              (1999-present)
                                                              o  Vice President, State Street Bank & Trust Company
                                                                 (1994-1999)
------------------------------------------------------------------------------------------------------------------------------------
Victoria McFarlane (37)                 Since 2003            o  Director, Mutual Fund Administration, Investors Bank &
Assistant Treasurer                                              Trust Company (2001 - 2003)
                                                              o  Manager/Assistant Vice President of Fund Treasury for MFS
                                                                 Investment Services (1997 - 2002)
------------------------------------------------------------------------------------------------------------------------------------

(1) Each Trustee serves during the lifetime of the Trust until he or she dies, resigns, is declared bankrupt or incompetent, or is removed or, if sooner, until the next annual meeting of the Trust's shareholders and until the election and qualification of his or her successor.

(2) Directorships include public companies and any company registered as an investment company.

(3) Mr. Spilko is considered an "interested person" of the Trust, as defined in the 1940 Act, because he serves as Managing Director of Julius Baer Securities Inc., the parent company of Julius Baer Investment Management LLC, which is the Trust's investment adviser.

(4) Mr. Vogel is considered an "interested person" of the Trust, as defined in the 1940 Act, because of his position with Julius Baer Holdings Ltd., an affiliate of JBS.

(5) Pursuant to the Trust's By-laws, officers of the Trust are elected by the Board of Trustees to hold such office until their successor is chosen and qualified, or until they resign or are removed from office.

SHARE OWNERSHIP IN THE FUNDS AND THE TRUST AS OF DECEMBER 31, 2003

----------------------------------------------------------------------------------------------------------------------
                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                     DOLLAR RANGE OF EQUITY SECURITIES IN       SECURITIES IN ALL FUNDS OF THE TRUST
          NAME OF TRUSTEE                         THE FUNDS                                     COMPLEX
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
           DISINTERESTED
             TRUSTEES
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Harvey B. Kaplan                                 10,001 - $50,000                         10,001 - $50,000
----------------------------------------------------------------------------------------------------------------------
Robert S. Matthews                                 Over $100,000                            Over $100,000
----------------------------------------------------------------------------------------------------------------------
Gerard J.M. Vlak                                       None                                     None
----------------------------------------------------------------------------------------------------------------------
Peter Wolfram                                          None                                     None
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
        INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------------
Bernard Spilko                                      $1-$10,000                               $1-$10,000
----------------------------------------------------------------------------------------------------------------------
Martin Vogel                                           None                                     None
----------------------------------------------------------------------------------------------------------------------

The Trust has an Audit Committee, consisting of Messrs. Matthews, Vlak, Kaplan and Wolfram. The members of the committee are not "interested persons" of the Trust as defined by the 1940 Act ("Independent Trustees"). As set forth in its charter, the primary duties of the Trust's Audit Committee are: 1) to recommend to the Board auditors to be retained for the next fiscal year, 2) to meet with the Trust's independent auditors as necessary, 3) to consider the effect upon each Fund of any changes in accounting principles or practices proposed by the Adviser or the auditors, 4) to review the fees charged by the auditors for audit and non-audit services, 5) to investigate improprieties or suspected improprieties in Fund operations, 6) to review the findings of SEC examinations and consult with the Adviser on appropriate responses, and 7) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate. The Audit Committee met twice during the fiscal year ended October 31, 2003.

The Trust also has a Nominating Committee that is comprised of the Independent Trustees. The Nominating Committee's primary responsibility is to nominate Trustee candidates when there is a vacancy on the Board. The Nominating Committee did not meet during the fiscal year ended October 31, 2003.

No  director,  officer  or  employee  of  the  Adviser,  the  Distributor,   the
Administrator, or any parent or subsidiary thereof receives any compensation from the Trust for serving as an officer or Trustee.

The following table shows the compensation paid to each Trustee of the Trust who was not an affiliated person of the Trust for the fiscal year ended October 31, 2003. The Fund Complex referred to in the table below includes the three series of the Trust and The European Warrant Fund, Inc.

                                                          Pension or Retirement                                  Total Compensation
                                    Aggregate            Benefits Accrued as Part        Estimated Annual          from the Trust
    Name and Position        Compensation from Trust     of the Trust's Expenses      Benefit Upon Retirement     and Fund Complex
    -----------------        -----------------------     -----------------------      -----------------------     ----------------
Harvey B. Kaplan,
Trustee                              $25,750                        None                       None                     $32,375
Robert S. Matthews,
Trustee                              $25,750                        None                       None                     $34,250
Gerard J.M. Vlak,
Trustee                              $25,750                        None                       None                     $25,750
Peter Wolfram,
Trustee                              $25,750                        None                       None                     $25,750

The Trust pays each Trustee of the Trust who is not an affiliated person of the Trust an annual retainer of $14,500 plus a payment of $1,750 per board meeting attended and $1,250 per audit committee meeting attended. The Trust also reimburses such Trustees for travel and out-of-pocket expenses related to such meetings.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

Julius Baer Investment Management LLC (formerly, Julius Baer Investment Management, Inc.) (the "Adviser" or "JBIM"), 330 Madison Avenue, New York, NY 10017, serves as the investment adviser to each Fund pursuant to an investment advisory agreement (the "Advisory Agreement"). The Adviser is a registered investment adviser and a majority owned subsidiary of Julius Baer Securities Inc. ("JBS"). JBS, located at 330 Madison Avenue, New York, NY 10017, is a wholly owned subsidiary of Julius Baer Holding Ltd. of Zurich, Switzerland.

The Advisory Agreement provides that JBIM, as Adviser, in return for its fee, and subject to the control and supervision of the Board of Trustees and in conformity with the investment objective and policies of the Funds set forth in the Trust's current registration statement and any other policies established by the Board of Trustees, will manage the investment and reinvestment of assets of the Funds. In this regard, it is the responsibility of the Adviser to make investment decisions for the Funds and to place the Funds' purchase and sale orders for investment securities. In addition to making investment decisions, the Adviser exercises voting rights in respect of portfolio securities for the Funds. Under the Advisory Agreement, the Adviser provide at its expense all necessary investment, management and administrative facilities, including salaries of personnel and equipment needed to carry out its duties under the Advisory Agreement, but excluding pricing and bookkeeping services. The Adviser also provides the Funds with investment research and whatever statistical information the Funds may reasonably request with respect to securities the Fund holds or contemplates purchasing.

The Advisory Agreement provide that, in the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser, or (ii) reckless disregard by the Adviser of its obligations and duties under the Advisory Agreement, the Adviser shall not be liable to the Trust or the Funds, or to any Shareholder, for any act or omission in the course of, or connected with, rendering services under the Advisory Agreement. The Adviser is indemnified by the Funds under the Advisory Agreement.

The Advisory Agreement provides that the Adviser will use its best efforts to seek the best overall terms available when executing transactions for the Funds and selecting brokers or dealers. In assessing the best overall terms available for any Fund transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction on a continuing basis. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Trust and also to other accounts over which the Adviser or an affiliate exercises investment discretion.

The Advisory Agreement remains in effect for an initial period of one year from the date of effectiveness with respect to each Fund, and, unless earlier terminated, continues in effect from year to year thereafter, but only so long as each such continuance is specifically approved annually by the Board of Trustees or by vote of the holders of a majority of the relevant Fund's outstanding voting securities, and by the vote of a majority of the Trustees who are not "interested persons" as defined in the 1940 Act. The Advisory Agreement may be terminated at any time, without payment of any penalty, by vote of the Trustees, by vote of a majority of the outstanding voting securities of the relevant Fund, or by the Adviser, in each case on 60 days' written notice. As required by the 1940 Act, the Advisory Agreement will automatically terminate in the event of its assignment.

In making the determinations to approve the Advisory Agreement with respect to each Fund, the Board of Trustees considered the nature and quality of the services provided by the Adviser to the applicable Fund, the reasonableness of the advisory fees in relation to the services provided and the advisory fees paid by other comparable mutual funds. Based on these considerations, the Board concluded that the terms of the Advisory Agreement are fair and reasonable with respect to each Fund, are in the best interests of the Fund's shareholders and are similar to those which could have been obtained through arm's length negotiations.

The Adviser or its affiliates may pay from their own resources compensation to investment advisers and others for investor servicing including handling potential investor questions concerning the Funds, assistance in the enhancement of relations and communications between the Funds and investors, assisting in the establishment and maintenance of investor accounts with the Funds and providing such other services that in the Adviser's view will assist a Fund's investors in establishing and maintaining a relationship with the Fund. See "Distribution and Shareholder Services Plan."

Under the terms of the Advisory Agreement, JBIM is entitled to an annual fee equal to 0.75% of the average daily net assets of the High Yield Fund. Pursuant to an Expense Limitation Agreement, JBIM has agreed to reimburse certain expenses of the High Yield Fund through at least December 31, 2004, so that the total annual operating expenses of the Fund are limited to 1.25% and 1.00% of the average net assets of the Class A shares and Class I shares, respectively. The Fund has agreed to repay JBIM for expenses reimbursed to the Fund provided that repayment does not cause the Fund's annual operating expenses to exceed the expense limitation. Any such repayment must be made within three years after the year in which JBIM incurred the expense.

For the last three fiscal years ended October 31, 2001, October 31, 2002 and October 31, 2003 in the case of the Equity and Bond Funds and for the period from commencement of operations on December 17, 2002 through October 31, 2003, in the case of the High Yield Fund paid the following amounts as investment advisory fees pursuant to each Advisory Agreement:

Total Return Bond Fund
                                      Gross             Waiver         Net
Year Ended 10/31/01                  $111,469           $72,457        $39,012
Year Ended 10/31/02                   137,638            26,260        111,378
Year Ended 10/31/03                   395,653               0          395,653

International Equity Fund

Year Ended 10/31/01                 $3,805,157          $23,486      $3,781,671
Year Ended 10/31/02                  5,510,427             0          5,510,427
Year Ended 10/31/03                 15,201,106             0         15,201,106

High Yield Fund

Period Ended 10/31/03                $140,478          $116,656        $23,624

CO-ADMINISTRATOR

From November 15, 1999 through December 31, 2002, Bank Julius Baer & Co., Ltd., New York Branch ("BJB-NY") served as Co-Administrator for the Class A shares of both the Bond Fund and the Equity Fund pursuant to separate Co-Administration Agreements. Under the Co-Administration Agreements, BJB-NY provided certain administrative and shareholder services for the Class A shares of those Funds. As Co-Administrator, BJB-NY received a fee calculated at an annual rate of 0.15% and 0.25%, respectively, of the average daily net assets of Class A shares of the Bond Fund and the Equity Fund. The Co-Administration Agreements terminated on December 31, 2002.

For the last two fiscal  years  ended  October 31, 2002 and October 31, 2003 the
Bond  and   Equity   Funds  paid  the   following   amounts   pursuant   to  the
Co-Administration Agreements:

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

Bond Fund

Year Ended 10/31/02                 $40,125
Year Ended 10/31/03                  10,298

Equity Fund

Year Ended 10/31/02                 $1,084,562
Year Ended 10/31/03                    283,219

ADMINISTRATOR AND CUSTODIAN

Pursuant to an Administration Agreement and a Custodian Agreement, Investors Bank & Trust Company ("IBT"), located at 200 Clarendon Street, Boston, Massachusetts 02116, serves as Administrator and Custodian to the Funds.

For its services as custodian and for administrative, fund accounting and other services, each Fund pays IBT an annual fee based on the Fund's average daily net assets equal to 0.05% on the first $2 billion in assets, 0.04%on the next $1 billion in assets, 0.035% on the next $2 billion in net assets and 0.03% on assets over $5 billion. In addition, each Fund pays an annual fee of $7,500 for each share class in excess of one. Under the custodian agreement, IBT (a) maintains a separate account or accounts in the name of a Fund, (b) holds and transfers portfolio securities on account of a Fund, (c) makes receipts and disbursements of money on behalf of a Fund, (d) collects and receives all income and other payments and distributions on account of a Fund's portfolio securities and (e) makes periodic reports to the Board of Trustees concerning the Funds' operations.

IBT is authorized to select one or more foreign or domestic banks or trust companies to serve as sub-custodian on behalf of a Fund, subject to the oversight of the Board of Trustees. The assets of the Trust are held under bank custodianship in accordance with the 1940 Act.

Rules adopted under the 1940 Act permit a Fund to maintain its securities and cash in the custody of certain eligible foreign banks and depositories. The Funds' portfolios of non-U.S. securities are held by sub-custodians which are approved by the Trustees or a foreign custody manager appointed by the Trustees in accordance with these rules. The Board has appointed IBT and the Adviser to be its foreign custody managers with respect to the placement and maintenance of assets in the custody of eligible foreign banks and foreign securities depositories, respectively. The determination to place assets with a particular foreign sub-custodian is made pursuant to these rules which require a consideration of a number of factors including, but not limited to, the reliability and financial stability of the sub-custodian; the sub-custodian's practices, procedures and internal controls; and the reputation and standing of the sub-custodian in its national market.

For the last three fiscal years ended October 31, 2001, October 31, 2002 and October 31, 2003, the Bond Fund and Equity Fund, and for the period from commencement of operation through October 31, 2003 the High Yield Bond Fund paid the following fees pursuant to the Administration Agreement and Custodian
Agreement:

Total Return Bond Fund
                                    Gross
Year Ended 10/31/01                 $41,740
Year Ended 10/31/02                  43,486
Year Ended 10/31/03                  89,279

International Equity Fund

Year Ended 10/31/01                 $877,021
Year Ended 10/31/02                   607,007
Year Ended 10/31/03                 1,499,291

High Yield Fund

Year Ended 10/31/03                 $76,615


DISTRIBUTOR

Quasar Distributors, LLC (the "Distributor") serves as the Funds' Distributor. The principal executive offices of the Distributor are located at 615 East Michigan Street, Milwaukee WI 53202. The Distributor is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. ("NASD").

The Trust may enter into distribution agreements or shareholder servicing agreements ("Agreements") with certain financial institutions (Processing Organizations) to perform certain distribution, shareholder servicing, administrative and accounting services for their customers (Customers) who are beneficial owners of shares of the Funds.

A Processing Organization (for example, a mutual fund supermarket) includes any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other institutions having a selling, administration or any similar agreement with JBIM. A Processing Organization may charge a Customer one or more of the following types of fees, as agreed upon by the Processing Organization and the Customer, with respect to the cash management or other services provided by the Processing Organization: (1) account fees (a fixed amount per month or per year); (2) transaction fees (a fixed amount per transaction processed); (3) compensating balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (4) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). A Customer of a Processing Organization should read the Prospectus and SAI in conjunction with the service agreement and other literature describing the services and related fees that will be provided by the Processing Organization to its Customers prior to any purchase of shares. No preference will be shown in the selection of Fund portfolio investments for the instruments of Processing Organizations.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

Each Fund has adopted a Distribution Plan and a Shareholder Services Plan (collectively, the "Plans"), pursuant to Rule 12b-1 under the 1940 Act, with respect to the Class A shares of the Fund. Because of the Plans, long-term Class A shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the NASD.

Under the Distribution Plans, each Fund may pay an aggregate amount on an annual basis not to exceed 0.25% of the value of the Fund's average daily net assets attributable to the Class A shares for services provided under the Distribution Plan and under the Shareholder Services Plan. The fee may be paid to Processing Organizations and/or others for providing services primarily intended to result in the sale of Class A shares as well as certain shareholder servicing, administrative and accounting services to their customers or clients who beneficially own Class A shares.

Under the Shareholder Services Plans, each Fund may pay an aggregate amount on an annual basis not to exceed 0.25% of the value of the Fund's average daily net assets attributable to the Class A shares for services provided under the Shareholder Processing Plan and under the Distribution Plan. The fee may be paid to Service Organizations for providing certain shareholder servicing, administrative and accounting services to their customers or clients who beneficially own Class A shares.

Services under the Plan include the distribution of shares, the processing of shareholder transactions, other shareholder services not covered by the Funds' transfer agent, advertisement, printing costs and website costs.

The Plan is a compensation plan, which provides for the payment of a specified fee without regard to the actual expense incurred by the Distributor. If its fee exceeds its expense, the Distributor will realize a profit. If the Plan was terminated by the Board of Trustees of a Fund and a successor plan was adopted, that Fund would cease to make payments under the Plan and the Distributor would be unable to recover any unreimbursed expenses.

Each Plan will continue in effect for so long as its continuance is specifically approved at least annually by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of such Plan. Each Plan may be terminated at any time, without penalty, by vote of a majority of the Trustees or by a vote of a majority of the outstanding voting shares of the Trust that have invested pursuant to such Plan. No Plan may be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Fund affected thereby. Material amendments of a Plan must also be approved by the Trustees as provided in Rule 12b-1.

No interested person of the Trust, nor any Trustee of the Trust who is not an interested person of the Trust, has any direct or indirect financial interest in the operation of either Plan except to the extent that the Distributor and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under a Plan by the Trust.

For the fiscal year ended October 31, 2003, the Bond Fund paid $135,454 in distribution and shareholder servicing fees. For the fiscal year ended October 31, 2003, the Equity Fund paid $2,605,869 in such fees. For the fiscal year ended October 31, 2003, the High Yield Fund paid $34,893 in such fees.

Processing Organization Support Payments

JBIM also may make additional payments to Processing Organizations out of its own assets under the categories described below. These categories are not mutually exclusive, and a single Processing Organization may receive payments under all four categories.

Marketing Support Payments

JBIM may make payments to key Processing Organizations who are holders or dealers of record for accounts in one more of the Funds. A Processing Organization's marketing support services may include business planning assistance, educating Processing Organization personnel about the Funds and shareholder financial planning needs, placement of the Processing Organization's preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the Processing Organization. JBIM compensates Processing Organizations differently depending upon, among other factors, the level and/or type of marketing support provided by the Processing Organization. In addition, payments typically apply only to retail sales, and may not apply to other types of sales or assets (such as sales to retirement plans, qualified tuition programs, or fee based advisory programs. In the case of any one Processing Organization, marketing support payments, with certain limited exceptions, will not exceed 25 basis points.

Program Servicing Payments.

JBIM also may make payments to certain Processing Organizations who sell Funds through programs such as retirement plans or qualified tuition programs. A Processing Organization may perform program services itself or may arrange with a third party to perform program services. In addition to participant record keeping, reporting, or transaction processing, retirement program services may include services related to administration of the program (such as plan level compliance, audit, account reconciliation, etc.), or participant recordkeeping, reporting and processing. Payments of this type generally will not exceed 25 basis points of the total assets in the program, on an annual basis.

Other Cash Payments

From time-to-time, JBIM, at its own expense, may provide additional compensation to Processing Organizations, which sell or arrange for the sale of shares of the Funds. Such compensation provided by JBIM may include financial assistance to Processing Organizations that enable JBIM to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other Processing Organization-sponsored events. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD. JBIM makes payments for events it deems appropriate, subject to JBIM guidelines and applicable law. These payments may vary depending on the nature of the event.

You can ask your Processing Organization for information about any payments received from JBIM and any services provided.

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC (the "Transfer Agent") serves as the Trust's transfer and dividend disbursing agent pursuant to a Transfer Agency Agreement, under which the Transfer Agent (a) issues and redeems shares of the Trust, (b) addresses and mails all communications by the Trust to record owners of Trust shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to the Board of Trustees concerning the Funds' operations.

CODE OF ETHICS

The Trust and the Adviser have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act governing the personal investment activity by investment company personnel, including portfolio managers, and other persons affiliated with the Funds who may be in a position to obtain information regarding investment recommendations or purchases and sales of securities for a Fund. These Codes permit persons covered by the Codes to invest in securities for their own accounts, including securities that may be purchased or held by a Fund, subject to restrictions on investment practices that may conflict with the interests of the Funds.

PROXY VOTING PROCEDURES

The Funds have delegated proxy voting responsibilities to the Adviser subject to the Board's general oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with the Funds' and their shareholders' best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser has retained Institutional Shareholders Services ("ISS") to serve as its proxy service provider and intends to vote in accordance with ISS's recommendations to address, among other things, any material conflict of interest that may arise between the interests of the Funds and the interests of the Adviser or its affiliates. The Adviser, however, has instructed ISS not to vote proxies when the liquidity of the Fund could be adversely affected. A summary of ISS's Proxy Voting Guidelines is provided in Appendix B of this SAI.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Funds' Adviser is responsible for establishing, reviewing and, where necessary, modifying a Fund's investment program to achieve its investment objective. Purchases and sales of newly-issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. Government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. Government securities may be purchased directly from the United States Treasury or from the issuing agency or instrumentality.

The Funds' Adviser will select specific portfolio investments and effect transactions for each Fund. The Adviser seeks to obtain the best net price and the most favorable execution of orders. In evaluating prices and executions, the Adviser will consider the factors it deems relevant, which may include the breadth of the market in the security, the price of the security, the financial condition and execution capability of a broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, to the extent that the execution and price offered by more than one broker or dealer are comparable, the Adviser may, in its discretion, effect transactions in portfolio securities with dealers who provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to a Fund and/or other accounts over which the Adviser exercises investment discretion. Research and other services received may be useful to the Adviser in serving both the Fund and its other clients and, conversely, research or other services obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to a Fund. The fee to the Adviser under its advisory agreements with the Funds is not reduced by reason of its receiving any brokerage and research services.

Investment decisions for a Fund concerning specific portfolio securities are made independently from those for other clients advised by its Adviser. Such other investment clients may invest in the same securities as a Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which a Fund's Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold for a Fund. To the extent permitted by law, the Funds' Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

Any portfolio transaction for a Fund may be executed through the Distributor, or Julius Baer Securities Inc., or any of their affiliates if, in its Adviser's judgment, the use of such entity is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, such entity charges a Fund a commission rate consistent with those charged by such entity to comparable unaffiliated customers in similar transactions. For the last three fiscal years ended October 31, 2001, October 31, 2002, and October 31, 2003 the Equity Fund paid total brokerage commissions of $2,476,234, $3,964,218 and $9,964,808, respectively. For the last three fiscal years ended October 31, 2001, October 31, 2002 and October 31, 2003 the Equity Fund paid $348,046, $203,228 and $854,799, respectively, in brokerage commissions to affiliates of the Adviser or 8.21%, 8.78% and 8.58% of the total brokerage commissions paid. The total amount of transaction on which brokerage commissions were paid by the Equity Fund for the fiscal years ended October 31, 2001, October 31, 2002, October 31, 2003 were $979,542,091, $1,550,574,424, and
$4,158,168,470, respectively, of which 6.2%, 12.69% and 8.22%, respectively, involved the payment of commissions effected through affiliated persons. For each of the last three fiscal years ended October 31, 2001, October 31, 2002, and October 31, 2003, the Bond Fund and High Yield Fund paid $0 in brokerage commissions. Significant differences in the amounts of brokerage commissions paid by the Funds from year to year may occur as a result of increases or decreases in the Funds' asset levels. The Funds may pay both commissions and spreads when effecting portfolio transactions.

In no instance will portfolio securities be purchased from or sold to the Adviser, the Distributor or any affiliated person of such companies as principal in the absence of an exemptive order from the SEC unless otherwise permitted by the SEC.

The Board has adopted a policy allowing trades to be made between a Fund and a registered investment company or series thereof that is an affiliated person of the Fund (and certain non-investment company affiliated persons) provided the transactions meet the terms of Rule 17a-7 under the 1940 Act. Pursuant to this policy, a Fund may buy a security from or sell a security to another registered investment company or private advisor account advised by the Adviser.

A Fund may participate, if and when practicable, in bidding for the purchase of securities for its portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Fund will engage in this practice, however, only when its Adviser, in its sole discretion, believes such practice to be otherwise in such Fund's interest.

                                  CAPITAL STOCK

Under the Trust Agreement, the Trustees have authority to issue an unlimited number of shares of beneficial interest, par value $.001 per share. When matters are submitted for shareholder vote, each shareholder will have one vote for each share owned and proportionate, fractional votes for fractional shares held. There will normally be no meeting of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. The Trustees will call a meeting for any purpose upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. The 1940 Act requires a shareholder vote under certain circumstances, including changing any fundamental policy of a Fund. The Trustees shall cause each matter required or permitted to be voted upon at a meeting or by written consent of shareholders to be submitted to a vote of all classes of outstanding shares entitled to vote, irrespective of class, unless the 1940 Act or other applicable laws or regulations require that the actions of the shareholders be taken by a separate vote of one or more classes, or the Trustees determine that any matters to be submitted to a vote of shareholders affects only the rights or interests of one or more classes of outstanding shares. In that case, only the shareholders of the class or classes so affected shall be entitled to vote on the matter.

Each Fund share  representing  interests in a Fund,  when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable. Upon liquidation of a Fund, the shareholders of that Fund shall be entitled to share, pro rata, in any assets of the Fund after the discharge of all charges, taxes, expenses and liabilities.

Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shareholders generally vote by Fund, except with respect to the election of Trustees and the selection of independent public accountants. Shares are redeemable and transferable but have no preemptive, conversion or subscription rights.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust, however, and requires that notice of the disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations, a possibility that the Trust's management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

CONTROL PERSONS

As of February 5, 2004, the entitles listed below owned more than 25% of the outstanding shares of the respective funds, and as such, could be deemed to control those Funds within the meaning of the 1940 Act. Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of the company. Julius Baer Securities is a wholly-owned subsidiary of Julius Baer Holdings, Ltd. Shareholders owning more than 10% or more of the outstanding shares of a Fund may be able to call meetings without the approval of other investors in the Funds.

      NAME AND ADDRESS OF OWNER                    NUMBER OF SHARES                    PERCENT OF CLASS
      -------------------------                    ----------------                    ----------------
BOND FUND

Julius Baer Securities, Inc.                    3,289,219.2270 Class A                      69.13%
330 Madison Avenue
New York, NY 10017

Charles Schwab & Co, Inc.                        632,213.0580 Class I                       48.65%
101 Montgomery Street
San Francisco, CA 94104

Julius Baer Securities Inc.                      344,497.5830 Class I                       26.51%
330 Madison Avenue
New York, NY 10017

EQUITY FUND

Charles Schwab & Co.                            52,806,935.6410 Class A                     57.96%
101 Montgomery Street
San Francisco, CA 94104

      NAME AND ADDRESS OF OWNER                    NUMBER OF SHARES                    PERCENT OF CLASS
      -------------------------                    ----------------                    ----------------
Charles Schwab & Co., Inc.                      29,888,514.8790 Class I                     36.84%
101 Montgomery Street
San Francisco, CA 94104

HIGH YIELD FUND

Julius Baer Securities Inc.                     2,195,144.3880 Class A                      86.82%
330 Madison Avenue
New York, NY 10017

Julius Baer Securities Inc.                     4,265,938.0200 Class I                      99.57%
330 Madison Avenue
New York, NY 10017

As of February 5, 2004 following individuals or entities beneficially owned more than 5% of the outstanding shares of the respective Funds:

TOTAL RETURN BOND FUND

NAME AND ADDRESS OF OWNER                    NUMBER OF SHARES        PERCENT OF CLASS
-------------------------                    ----------------        ----------------
Julius Baer Securities Inc.*              3,289,219.2270 Class A          69.13%
330 Madison Avenue
New York, NY 10017

Charles Schwab & Co., Inc.*                601,233.0220 Class A           12.64%
101 Montgomery Street
San Francisco, CA 94104

Charles Schwab & Co., Inc.*                632,213.0580 Class I           48.65%
101 Montgomery Street
San Francisco, CA 94104

Julius Baer Securities Inc.*               344,497.5830 Class I           26.51%
330 Madison Avenue
New York, NY 10017

NFSC*                                      119,981.9990 Class I            9.23%
One World Financial Center
200 Liberty Street
New York, NY 10281

Investors Bank & Trust Co., fbo            87,204.5360 Class I             6.71%
Bank Julius Baer & Co., Ltd.
Employee 401K (beneficial owner)*
P.O. Box 9130 Boston, MA 02117

NATC & Co.*                                75,460.4780 Class I             5.81%
10881 Lowell Avenue, Ste 100
Overland Park, KS 66210

INTERNATIONAL EQUITY FUND
NAME AND ADDRESS OF OWNER                 NUMBER OF SHARES            PERCENT OF CLASS
-------------------------                 ----------------            ----------------
Charles Schwab & Co., Inc.*           52,806,935.6410 Class A            57.96%
101 Montgomery Street
San Francisco, CA 94104

National Financial Services Corp*     15,125,648.7980 Class A            16.60%
200 Liberty Street
One World Financial Center
New York, NY 10281

INTERNATIONAL EQUITY FUND
NAME AND ADDRESS OF OWNER                 NUMBER OF SHARES            PERCENT OF CLASS
-------------------------                 ----------------            ----------------
Charles Schwab & Co., Inc.*           29,888,514.8790 Class I            36.84%
101 Montgomery Street
San Francisco, CA 94104

Julius Baer Securities, Inc.*         5,041,345.7660 Class I              6.21%
330 Madison Avenue
New York, NY 10017

GLOBAL HIGH YIELD FUND
NAME AND ADDRESS OF OWNER                 NUMBER OF SHARES            PERCENT OF CLASS
-------------------------                 ----------------            ----------------
Julius Baer Securities Inc.*          2,195,144.3880 Class A               86.82%
330 Madison Avenue
New York, NY 10017

Julius Baer Securities Inc.*           4,265,938.0200 Class I               99.57%
330 Madison Avenue
New York, NY 10017

--------------
* Each of these entities is the shareholder of record for its customers, and may disclaim any beneficial ownership therein.

As of February 5, 2004, the Trustees and officers of the Trust as a group owned less than 1% of the Trust's total shares outstanding.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Information on how to purchase and redeem shares and how such shares are priced is included in the Prospectus.

PORTFOLIO VALUATION

The Prospectus discusses the time at which the net asset value of the Funds is determined for purposes of sales and redemptions. The following is a description of the procedures used by the Funds in valuing their assets.

Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of a Fund's net asset value may not take place contemporaneously with the determination of the prices of certain of its portfolio securities used in such calculation. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by WM/Reuters. If such quotations are not available, the rate of exchange will be determined in good faith by the Board or the Valuation Committee appointed by the Board.

In carrying out the Board's valuation policies, IBT, as each Fund's accounting agent, may use independent pricing services approved by the Board of Trustees ("Authorized Pricing Service.") The procedures of the Pricing Service are reviewed periodically by the a Fund's pricing committee under the general supervision and responsibility of the Board or the Valuation Committee, which may replace any such Pricing Service at any time.

Domestic Securities. Securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Securities reported by NASDAQ will be valued at the official closing price utilized by the NASDAQ on the valuation day. In cases which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Short-term obligations maturing in less than 60 days will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price of a Portfolio would receive if it sold the instrument. The long-term debt obligations held by the other Fund will be valued at the last sale price reported to the Authorized Pricing Service. If no sale price is reported to the Authorized Pricing Service on the valuation day, the securities will be valued at the mean between the most recent bid and asked pricing on such valuation day. If no such bid and asked quotations are available, the securities will be valued by the Authorized Pricing Service pursuant to its fixed income security pricing methodology. If a value is not available from an Authorized Pricing Service, the security will be valued based on broker quotes.

Foreign Securities. The prices of foreign securities are determined using information derived from pricing services and other sources. The value of foreign securities are generally based on primary local market quotations, which, depending on local convention or regulations, may be the last sale price, the last bid or asked price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time as determined by he appropriate governing body. Foreign fixed income securities maybe valued based on matrix pricing when such prices are believed to reflect fair market value.

All other securities and other assets of the Funds will be valued at their fair value as determined in good faith by the Board or the Valuation Committee.

If a significant event which is likely to materially impact the value of one or more foreign securities held by the Funds occurs after the time at which the foreign market for such security(ies) closes but before the time that the Funds' net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time the Funds calculate its net asset value. The Board has adopted procedures under which the fair value of foreign securities, may, upon the occurrence of a significant event or if the closing value is deemed unreliable, be determined as of the time the Funds calculate their net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities. A research service may use statistical analyses and quantitative models to held determine fair value as of the time the Funds calculate their net asset value, and there can be no assurance that markets will continue to behave in a fashion reflected in the models used by a service. Unlike the closing price of a security on an exchange, fair value determination employ elements of judgment. The fair value assigned to a security may not represent the actual value that the Funds could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Funds are not obligated to use the fair valuations suggested by any research service, and valuations provided by such research services may be overridden if other events have occurred, or if other fair valuations or the closing values are determined in good faith to be more accurate. Unless a market movement or other event has occurred which constitutes a significant event under procedures adopted by the Board or unless closing prices are otherwise deemed unreliable, event affecting the values of portfolio securities that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Funds' net asset value per share.

The Board has delegated to the Valuation Committee the determination of the fair value of securities without readily ascertainable market values. The Board has adopted specific guidelines regarding the good faith valuation of securities and retains responsibility for the valuation methods adopted and applied. The Valuation Committee meets at least quarterly and is comprised of the Independent Trustees.

LIMITATIONS ON REDEMPTIONS

Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (NYSE) is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit.

During any 90-day period for any one shareholder, a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 10% of a Fund's net assets. Redemptions in excess of these limits may be paid wholly or partly by an in-kind distribution of securities. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds.

              ADDITIONAL INFORMATION CONCERNING EXCHANGE PRIVILEGE

Shares of one Fund may be exchanged for the same class of Shares of the other Fund to the extent such Shares are offered for sale in the shareholder's state of residence. Shareholders may exchange their Shares on the basis of relative net asset value at the time of exchange. No exchange fee is charged for this privilege, provided that the registration remains identical. However, a redemption fee of 2.00% of the amount exchanged will apply to shares of a Fund exchanged within 90 days of their date of purchase. Due to certain economies involved, each Fund may waive the redemption fee for accounts opened pursuant to certain "black box programs" or disciplined asset allocation platforms that a financial institution has put in place where the investment decisions are made at the firm level. To qualify for the waiver, "black-box" and asset allocation accounts must be pre-approved by the Funds' Distributor and determined not to engage in market timing activities. Certain tax-advantaged retirement plans may also be subject to the waiver. Each Fund may terminate or modify the terms of the redemption fee waiver at any time. Please consult your investment advisor concerning the availability of the redemption waiver before purchasing shares. Please consult your investment advisor concerning the availability of the redemption waiver before purchasing shares.

The exchange privilege enables shareholders to acquire shares in a Fund with different investment objectives when they believe that a shift between Funds is an appropriate investment decision. This privilege is available to all shareholders resident in any state in which Fund shares being acquired may be legally sold. Prior to any exchange, the shareholder should obtain and review a copy of the current Prospectus of the Funds.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value; the proceeds are immediately invested, at the price as determined above, in shares of the Fund being acquired. The Trust reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after notice to shareholders.

                     ADDITIONAL INFORMATION CONCERNING TAXES

Each Fund has qualified, and intends to qualify each year, as a "regulated investment company" under the Code. Provided that a Fund (a) is a regulated investment company and (b) distributes to its shareholders at least 90% of the sum of its investment company taxable income and net realized short-term capital gains, the Fund will not be subject to federal income tax to the extent its entire investment company taxable income and its entire net realized long-term and short-term capital gains are distributed to its shareholders.

Each Fund is subject to a 4% nondeductible excise tax to the extent that it fails to distribute to its shareholders during each calendar year an amount equal to at least the sum of (a) 98% of its taxable ordinary investment income (excluding long-term and short-term capital gain income) for the calendar year; plus (b) 98% of its capital gain net income for the one year period ending on October 31 of such calendar year; plus (c) 100% of its ordinary investment income or capital gain net income from the preceding calendar year which was neither distributed to shareholders nor taxed to a Fund during such year. Each Fund intends to distribute to shareholders each year an amount sufficient to avoid the imposition of such excise tax.

Any dividend declared by a Fund in October, November or December as of a record date in such a month and paid the following January will be treated for federal income tax purposes as received by shareholders on December 31 of the year in which it is declared. A Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to a Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for avoiding income and excise taxes, respectively. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

If a Fund acquires any equity interest in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), that Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may ameliorate these adverse tax consequences, but any such election could require the applicable Fund to recognize taxable income or gain, subject to tax distribution requirements, without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. Each of the Funds may limit or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

A Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases.

Investments in debt obligations that are at risk of default may present special tax issues. Tax rules may not be entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and any other issues will be addressed by a Fund, in the event that it invests in such securities, to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to federal income or excise tax.

Net realized long-term capital gains will be distributed as described in the Prospectus. Such distributions (capital gain dividends), if any, will be taxable to a shareholder as long-term capital gains, regardless of how long a shareholder has held shares. If, however, a shareholder receives a capital gain dividend with respect to any share and if such share is held by the shareholder for six months or less, then any loss on the sale or redemption of such share that is less than or equal to the amount of the capital gain dividend will be treated as a long-term capital loss.

If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to backup withholding, then the shareholder may be subject to a 30% "backup withholding tax" with respect to (a) dividends and distributions and (b) the proceeds of any redemptions of Fund shares. An individual's taxpayer identification number is his or her social security number. The 30% "backup withholding tax" is not an additional tax and may be credited against a taxpayer's regular federal income tax liability. Pursuant to recently enacted tax legislation, the backup withholding tax rate is 28% for amounts paid through 2010. This legislation will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

Any gain or loss realized by a shareholder upon the sale or other disposition of any class of shares of a Fund, or upon receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003 and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers or to foreign shareholders. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Funds that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from income derived from interest on bonds and other debt instruments will not generally qualify for the lower rates. Further, because many companies in which the Funds invest do not pay significant dividends on their stock, the Funds may not derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends.

The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

The foregoing is only a summary of certain tax considerations generally affecting the Funds and shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP 99 High Street, Boston, Massachusetts 02110, serves as the independent registered public accounting firm of the Trust and performs annual audits of the Funds' financial statements.

                                     COUNSEL

Paul, Weiss, Rifkind, Wharton & Garrison LLP serves as counsel for the Trust.

                              FINANCIAL STATEMENTS

The Financial Statements contained in the Trust's Annual Report to Shareholders for the year ended October 31, 2003, are incorporated by reference into this SAI. Copies of the Trust's 2003 Annual Report may be obtained by calling the Trust at the telephone number on the first page of the SAI.

                      APPENDIX A -- DESCRIPTION OF RATINGS

      COMMERCIAL PAPER RATINGS

       Standard and Poor's Ratings Group Commercial Paper Ratings

       A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest.

       A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

       A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

       Moody's Investors Service's Commercial Paper Ratings

       Prime-1 - Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

       Prime-2 - Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

       CORPORATE BOND RATINGS

       The following summarizes the ratings used by S&P for corporate bonds:

           AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

           AA -- Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong and differs from AAA issues only in small degree.

           A -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

           BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

           BB, B, CCC, CC and C -- Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions

           CI - Bonds rated "CI" are income bonds on which no interest is being paid.

           To provide more detailed indications of credit quality, the ratings set forth above may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

           The following summarizes the ratings used by Moody's for corporate bonds:

           Aaa -- Bonds that are rated "Aaa" are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

           Aa -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

           A -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

           Baa -- Bonds that are rated "Baa" are considered to be medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

           Ba -- Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

           B -- Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

           Caa -- Bonds that are rated "Caa" are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

           Ca -- Bonds that are rated "Ca" represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

           C -- Bonds that are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

           Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.